                                                                   EXHIBIT 10.50

--------------------------------------------------------------------------------

                           ALLIANZ FINANCIAL CENTRE

--------------------------------------------------------------------------------

                            OFFICE LEASE AGREEMENT

                                   Between


                           BEVERLY HILLS CENTER LLC
                                  as Landlord

                                     and

                         PREMIERE COMMUNICATIONS, INC.
                                   as Tenant

                                     Dated

                                 May 12, 1996

                               TABLE OF CONTENTS

                                                                            Page
Paragraph  1. DEFINITION AND BASIC PROVISIONS..............................   1
Paragraph  2. GRANTING CLAUSE..............................................   2
Paragraph  3. EARLY OCCUPANCY..............................................   2
Paragraph  4. RENTAL.......................................................   2
Paragraph  5. USE..........................................................   2
Paragraph  6. SERVICES TO BE PROVIDED BY LANDLORD..........................   2
Paragraph  7. REPAIR AND MAINTENANCE.......................................   4
Paragraph  8. FIRE OR OTHER CASUALTY.......................................   4
Paragraph  9. COMPLIANCE WITH LAWS AND USAGE...............................   5
Paragraph 10. LIABILITY AND INDEMNITY......................................   5
Paragraph 11. ADDITIONS AND FIXTURES.......................................   6
Paragraph 12. ASSIGNMENT AND SUBLETTING....................................   6
Paragraph 13. SUBORDINATION................................................   7
Paragraph 14. OPERATING EXPENSES...........................................   8
Paragraph 15. EMINENT DOMAIN...............................................  10
Paragraph 16. ACCESS BY LANDLORD...........................................  10
Paragraph 17. LANDLORD'S LIEN..............................................  10
Paragraph 18. DEFAULTS.....................................................  10
Paragraph 19. NONWAIVER....................................................  12
Paragraph 20. HOLDING OVER.................................................  12
Paragraph 21. COMMON AREA..................................................  12
Paragraph 22. RULES AND REGULATIONS........................................  12
Paragraph 23. TAXES........................................................  12
Paragraph 24. INSURANCE....................................................  12
Paragraph 25. PARKING......................................................  13
Paragraph 26. PERSONAL LIABILITY...........................................  13
Paragraph 27. NOTICE.......................................................  13
Paragraph 28. LANDLORD'S MORTGAGE..........................................  13
Paragraph 29. BROKERAGE....................................................  13
Paragraph 30. PREPAID RENTAL...............................................  13
Paragraph 31. SPRINKLERS...................................................  13
Paragraph 32. LICENSE FOR MICROWAVE DISH ANTENNA...........................  13
Paragraph 33. INTERCONNECTION RIGHTS.......................................  14
Paragraph 34. EMERGENCY GENERATOR..........................................  15
Paragraph 35. SUPPLEMENTAL HVAC............................................  15
Paragraph 36. TENANT FINISH................................................  16
Paragraph 37. RIGHT OF FIRST REFUSAL.......................................  17
Paragraph 38. RENEWAL OPTION...............................................  18
Paragraph 39. MISCELLANEOUS................................................  19
Paragraph 40. ENTIRE AGREEMENT AND BINDING EFFECT..........................  21

EXHIBIT A     LEASED PREMISES AND ROFR AREA
EXHIBIT B     LAND
EXHIBIT C     RULES AND REGULATIONS
EXHIBIT D     EMERGENCY GENERATOR AND HVAC LOCATIONS
EXHIBIT E     NON-DISTURBANCE AND ATTORNMENT AGREEMENT

                            OFFICE LEASE AGREEMENT

1.   DEFINITIONS AND BASIC PROVISIONS.
     --------------------------------

     A.   Date of Lease:  _____________, 1996.

     B.   "Landlord":              Beverly Hills Center LLC

     C.   Address of Landlord:
                              2323 Bryan Street, Suite 2020
                              Lock Box 120
                              Dallas, Texas 75201

     D.   "Tenant":           Premiere Communications, Inc.

     E.   Address of Tenant:   3399 Peachtree Road
                              --------------------------
                               Suite 400
                              --------------------------
                               Atlanta, 6A 30326
                              --------------------------

     F. "Building": The structure commonly known as the allianz Financial Centre and which is located on the 0.8437 acre tract of land (the "Land") described by metes and bounds on Exhibit B attached hereto and made a part
                                 ---------
hereof all purposes.

     G. "Leased Premises": Approximately 6,952 square feet of rentable area on the eighth (8th) floor of the Building, as outlined and hatched on the floor plan attached hereto as Exhibit A and made a part hereof for all purposes.
                        ---------
Tenant acknowledges that Tenant has had the opportunity to measure the Leased Premises and that there has been applied to the usable square footage of the Leased Premises a common area factor to arrive at the rentable square footage of the Leased Premises. Therefore, Landlord and Tenant hereby stipulate that notwithstanding anything herein to the contrary, the Leased Premises shall be deemed to consist of 6,952 rentable square feet, and that no shortage or overage in the rentable square feet of the Leased Premises purported by either party shall be the basis for changing the number of rentable square feet herein stipulated.

     H. "Project": The Building, the parking facilities, parking garage, the Skybridge and other structures, improvements, landscaping, fixtures, appurtenances and other common areas now or hereafter, constructed or erected on the Land.

     I. "Rentable area in the Building" shall be 464,542 square feet of rentable area, unless modified as provided herein.

     J. "Commencement Date": August 1, 1996, or Tenant's Cutover Date (as hereinafter defined), whichever shall first occur. As used herein, the term "Tenant's Cutover Date" shall mean the date on which the telephone switch is installed in the Leased Premises and substantially performing according to all material specifications as verified by the manufacturer's standard testing procedures. Upon request of either party hereto, Landlord and Tenant agree to execute and deliver a written declaration in recordable form expressing the Commencement Date hereof.

     K. "Term": Commencing on the Commencement Date and ending five (5) years after the Commencement Date, plus any partial calendar month following the Commencement Date, unless sooner terminated as provided herein.

     L. "Base Rental" $118,184.00 per year for the first five (5) years of the Term of this Lease, payable in equal monthly installments of $9,848.67 each; each such monthly installment shall be due and payable on the first day of each calendar month, monthly in advance without demand and without setoff or deduction whatsoever. Subject to the terms of Paragraph 33, Tenant may install two (2) 4-inch and one (1) 3-inch conduits or equivalent cable runs in the riser facilities of the Building and Tenant's rental obligations with respect thereto shall be abated during the first five (5) years of the Term. In the event at Tenant's request Landlord permits Tenant to install additional conduits or equivalent cable runs, Tenant shall pay an additional Riser Fee with respect to such additional installations in an amount equal to the then prevailing market riser fee rate.

     M. "Prepaid Rental": $9,848.67, to be applied to the first accruing monthly installments of rental.

     N.   "Security Deposit": $ -0-.

     O. "Permitted Use": The Leased Premises shall be used only for office purposes and for a telecommunications facility.

     P. "Common Area": That part of the Project designated by Landlord from time to time for the common use of all tenants, including among other facilities, the Skybridge, sidewalks, service corridors, curbs, truckways, loading areas, private streets and alleys, lighting facilities, mechanical and electrical rooms, janitors' closets, halls, lobbies, delivery passages, elevators, drinking fountains, meeting rooms, public toilets, parking areas and garages, decks and other parking facilities, landscaping and other common rooms and common facilities.

     Q. "Prime Rate": The rate announced as such from time to time by Chase Manhattan Bank, N.A., or its successors, at its principal office.

     R.   "Broker": Trammell Crow Company/COMPASS Management and Leasing, Inc.

     S. "Parking": Four (4) parking spaces, subject, however, to the payment of prevailing market rental established from time to time for similar parking spaces and further subject to the other terms, covenants and conditions specified in Paragraph 25 hereof. Notwithstanding the foregoing or anything in Paragraph 25 to the contrary, Tenant's rental obligations during the first five
(5) years of the Term of the Lease with respect to such four (4) parking spaces shall be $120.00 (plus applicable taxes) per month per parking space used for the parking of vehicles and $250.00 (plus applicable taxes) per month per parking space used for the placement of equipment.

     T. "Base Operating Expenses Rate": The Actual Operating Expenses Rate for the 1996 calendar year.

          U. "Skybridge": The aerial walkway connecting the Building with the Plaza of the Americas, together with any alterations, improvements and/or replacements thereof.

          Each of the foregoing definitions and basic provisions shall be construed in conjunction with the references thereto contained in the other provisions of this Lease and shall be limited by such other provisions. Each reference in this Lease to any of the foregoing definitions and basic provisions shall be construed to incorporate each term set forth above under such definition or provision.

     2.   GRANTING CLAUSE. Landlord, in consideration of the covenants and
          ---------------
agreements to be performed by Tenant and upon the terms and conditions hereinafter stated, does hereby lease, demise and let unto Tenant, and Tenant does hereby lease from Landlord, the Leased Premises specified in Paragraph 1.G. hereof to have and to hold for the Term of this Lease, as specified in Paragraph 1.K. hereof.

     3.   EARLY OCCUPANCY. Any occupancy of the Leased Premises by Tenant prior
          ---------------
to the Commencement Date shall be subject to all of the terms and provisions of this Lease excepting only those requiring the payment of rental and other charges.

          If this Lease is executed before the Leased Premises becomes vacant, or if any present tenant or occupant of the Leased Premises holds over and Landlord cannot acquire possession thereof prior to the Commencement Date, then Landlord shall not be deemed in default hereunder, and Tenant agrees to accept possession of the Leased Premises at such time as Landlord is able to tender the same and, in such event, the date of such tender by Landlord shall be deemed to be the Commencement Date, and Landlord hereby waives the payment of rental and other charges covering any period prior to the date of such tender.

     4.   RENTAL. As rental for the Lease and use of the Leased Premises, Tenant
          ------
will pay Landlord or Landlord's assigns, at the address of Landlord specified in Paragraph 1.C. hereof, without demand and without deduction, abatement or setoff (except as otherwise expressly provided for herein in Paragraph 8 hereof and Paragraph 15 hereof), the Base Rental in the manner specified in Paragraph 1.L. hereof, in lawful money of the United States. If the Term of this Lease does not commence on the first day of a calendar month, Tenant shall pay to Landlord in advance a pro rata part of such sum as rental for such first partial month. Tenant shall not pay any installment of rental more than one (1) month in advance. All past due installments of rental or other payment specified herein shall bear interest at the highest lawful rate per annum from the date due until paid.

          If Tenant fails to timely pay two (2) consecutive installments of Base Rental, or other payment specified herein, or any combination thereof after ten
(10) days notice to Tenant of such failure, in each case, and Tenant fails to make the required payment within such ten (10) day period, Landlord may require Tenant to pay (in addition to any interest) Base Rental and other payments specified herein (as estimated by Landlord, if necessary) quarterly in advance, and, in such event, all future payments shall be made on or before the due date in cash or by cashier's check or money order, and the delivery of Tenant's personal or corporate check shall no longer constitute payment thereof. Any acceptance of Tenant's personal or corporate check thereafter by Landlord shall not be construed as a waiver of the requirement that such payments be made in cash or by cashier's check or money order. Any amount so estimated by Landlord and paid by Tenant shall be adjusted promptly after actual figures become available and paid or credited to Landlord or Tenant, as the case may be.

     5.   USE. Tenant shall use the Leased Premises solely for the Permitted Use
          ---
specified in Paragraph 1.0 hereof and for no other business or purpose without the prior written consent of Landlord.

     6.   SERVICES TO BE PROVIDED BY LANDLORD.
          -----------------------------------

          A. Subject to the rules and regulations hereinafter referred to, Landlord shall furnish Tenant, at Landlord's expense, while Tenant is occupying the Leased Premises and is not in default hereunder, the following services during the Term of this Lease:

          (1) Air conditioning and heating in season, at such times as Landlord normally furnishes such services to other tenants in the Building, and at such temperatures and in such amounts as are considered by Landlord to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon the request of Tenant, who shall bear the cost thereof. Tenant acknowledges that such service and temperature may be subject to change by local, county, state or federal regulation. Whenever machines or equipment that generate abnormal heat are used in the Leased Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord shall have the right to install supplemental air conditioning in the Leased Premises, and the cost thereof, including the cost of installation, operation, use and maintenance, shall be paid by Tenant to Landlord as additional rental upon demand.

          (2)  Water at those points of supply provided for general use.

          (3) Janitor service in and about the Building, and the Leased Premises, as may in the reasonable judgment of Landlord be required for Tenant's use of the Leased Premises; however, Tenant shall pay the additional costs attributable to the cleaning of improvements within the Leased Premises other than building standard improvements.

          (4) Elevators for ingress to and egress from the Building as may in the judgment of Landlord be reasonably required. Landlord may reasonably limit the number of elevators in operation after usual and customary business hours and on Saturday afternoons, Sundays and legal holidays.

          (5) Replacement of fluorescent lamps in the building standard ceiling mounted fixtures installed by Landlord and incandescent bulb replacement in all public areas.

          8. Landlord shall provide or cause to be provided to the Leased Premises all electrical current required by Tenant in the normal use and occupancy of the Leased Premises. Without Landlord's prior written consent, Tenant shall not install any equipment which would result in Tenant's connected load exceeding 3.0 watts per square foot of rentable area within the Leased Premises or which would generate sufficient heat to affect the temperature otherwise maintained in the Leased Premises by the normal operation of the Building air conditioning equipment serving the

Leased Premises. The obligation of Landlord to provide or cause to be provided electrical service shall be subject to the rules and regulations of the supplier of such electricity and of any municipal or other governmental authority regulating the business of providing electrical utility service. Landlord shall not be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quantity or character of the electric service is changed or is no longer available or no longer suitable for Tenant's requirements. At any time when Landlord is furnishing electric current to the Leased Premises pursuant to this Paragraph 6.B., Landlord may, at its option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the furnishing of such electric current. If Landlord gives such notice of discontinuance, Landlord shall make all reasonably necessary arrangements with the public utilities supplying the electric current to the Project with respect to connecting electric current to the Leased Premises, but Tenant shall contract directly with such public utility with respect to supplying such service. Landlord shall have the right to measure electrical usage in the Leased Premises (1) by installing a submeter, (2) by periodic determinations by Landlord's engineers or other competent consultants selected by Landlord, or (3) by any combination of such methods. The cost of purchase and installation of a submeter in the Leased Premises shall be borne by Tenant.

          C. Tenant shall be obligated to pay to Landlord, as additional rental, (1) Tenant's proportionate share of all electrical service to the Common Area (collectively, "Common Area Electrical Service") and (2) the cost of electrical service to the Leased Premises. Tenant's proportionate share of the cost of Common Area Electrical Service shall be equal to the cost of such service times a fraction in which the numerator is the rentable area of the Leased Premises and the denominator is the rentable area of the Building. In the event the electrical service to the Leased Premises is submetered or otherwise measured in accordance with the provisions of Paragraph 6.B., Tenant shall pay to Landlord the cost of such electrical service based upon rates determined by Landlord from time to time (which shall not exceed the amount Tenant would have been charged for such service by the local utility company furnishing such service). In the event electrical service to the Leased Premises is not measured by a submeter or periodic determination by Landlord's engineers or other competent consultants selected by Landlord (or a combination of such methods), then, Tenant shall pay to Landlord Tenant's proportionate share of the cost of all electrical service to tenants in the Building which does not exceed Building standard consumption as established from time to time by Landlord. Such proportionate share shall be based upon the statements therefor received by Landlord from the electrical utility company providing such service, adjusted as Landlord determines appropriate to eliminate over-standard consumption, and shall be determined by multiplying the cost of such service times a fraction (the "Leased Premises Electrical Expense Percentage") the numerator of which is the rentable area of the Leased Premises and the denominator of which is the rentable area of the Building. In the event that other tenants of the Building pay directly either to Landlord or third parties for electricity supplied to their respective premises (e.g. separately metered electricity), then Landlord may, at its sole option, adjust the Leased Premises Electrical Expenses Percentage by excluding from the denominator thereof the rentable area of all tenants making such payments. The cost of electrical service shall include without limitation all fuel adjustment charges, demand charges and taxes. If, during any period of time, the Building is not fully leased, then, for purposes of this Paragraph 6.C., the area of the Building shall be deemed to mean and include that portion of the Building which is occupied (calculated on the basis of rentable area).

          D. Prior to the Commencement Date, Landlord shall deliver to Tenant a statement which sets forth the Estimated Monthly charge (as hereinafter defined) due and payable by Tenant under the terms of Paragraph 6.C. hereof for electrical service each month during the Term. Tenant shall pay to Landlord on the first day of each calendar month during the Term, commencing with the Commencement Date, as additional rental, the Estimated Monthly Charge. In the event the Commencement Date occurs on a day other than the first day of a calendar month, the Estimated Monthly Charge payable in respect of the month in which the Commencement Date falls shall be prorated and the Estimated Monthly charge, as so prorated, shall be due and payable on or before the Commencement Date. Thereafter, as the actual amounts owed by Tenant for Tenant's proportionate share of Common Area Electrical Service and electrical service to the Leased Premises are determined, Landlord shall deliver to Tenant a statement setting forth the electrical service utilized during the period in question and the actual amount owed by Tenant under the terms of Paragraph 6.C. hereof in respect of such electrical service. If the Estimated Monthly Charge previously paid by Tenant is less than the amount owed by Tenant based upon Landlord's actual utility bills (for the period covered in such bills), Tenant shall pay to Landlord the amount of the deficiency for such period within ten (10) days after receipt of Landlord's statement. In the event the Estimated Monthly Charge exceeds Tenant's proportionate share of such costs, the excess payment shall be credited against subsequent amounts due from Tenant for electrical service. From time to time Landlord shall review the Estimated Monthly Charge and make such adjustments as may appear to be appropriate in the discretion of Landlord. Landlord shall have the right to revise the Estimated Monthly Charge at any time and from time to time in the exercise of Landlord's reasonable judgment upon at least ten (10) days prior written notice to Tenant. All payments due under this paragraph 6.D. after the expiration of such ten (10) day period shall be increased or decreased as may be required to make such payments consistent with such revised Estimated Monthly Charge. As used in this Paragraph 6.D., the term "Estimated Monthly Charge" shall mean Landlord's estimate of the amount due and payable by Tenant each month during the Term with respect to Tenant's proportionate share of Common Area Electrical Service and electrical service to be provided to the Leased Premises.

          E. If Tenant's connected load for electrical design exceeds 3.0 watts per square foot, Tenant shall pay as a surcharge a proportionate part of all electrical service costs which are attributable to the aggregate over-standard electrical consumption by all tenants in the Building. Such proportion shall be equal to the product of the aggregate cost of all over-standard electrical consumption in the Building (as determined by Landlord) times a fraction in which the numerator is Tenant's electrical design load in excess of
3.0 watts per square foot and the denominator is the aggregate of the total electrical design load of all tenants in the Building in excess of 3.0 watts per square foot. Tenant's proportionate share of such sums shall be due within ten
(10) days after the date of receipt of a statement therefor from Landlord setting forth the amount of the charges involved and calculating Tenant's proportionate share thereof.

          F. No interruption or malfunction of any of such services shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or the Building or a breach by Landlord of any of Landlord's obligations hereunder to render Landlord liable for damages or entitle Tenant to be relieved from any of Tenant's obligations hereunder (including the obligation to pay rental) or grant Tenant any right of setoff or recoupment. In the event of any such interruption, however, Landlord shall use reasonable diligence during normal business hours to restore such service or cause same to be restored in any circumstances in which such restoration is within the reasonable control of Landlord and the interruption was not caused in whole or in part by Tenant's fault. Notwithstanding the foregoing, in the event that an interruption of any of those services to be provided by Landlord under this Paragraph 6 shall render the Leased Premises untenantable, such interruption was not caused by any act or omission of Tenant or Tenant's employees, agents or contractors and such interruption shall continue for a period in excess of fifteen (15) consecutive days, then Tenant's Base Rental obligations under the Lease shall abate for such period which exceeds fifteen
(15) consecutive days; provided, however, that such rental abatement shall be on a pro rata basis to reflect only that portion of the Leased Premises affected by the interruption of services. The abatement of rent provided for in this paragraph shall not be applicable in the case of any interruption of malfunction resulting from a reduction or elimination of electrical service to the Building from the electrical utility company or governmental agency providing such electrical service or change in quality of such service, nor shall such abatement be applicable in the event of any interruption or malfunction of services due to regulations of any government or governmental authority or any utility company providing electrical service provided such interruption or malfunction is not due to the failure of Landlord to make payment for such service or the failure to comply or perform its contractual obligations or Landlord's failure to comply with existing applicable rules or regulations.

          G. Should Tenant desire any additional services beyond those described in this Paragraph 6 hereof or rendition of any of such services outside the normal times of Landlord for providing such service, Landlord may (at Landlord's option), upon reasonable advance notice from Tenant to Landlord, furnished such service, and Tenant agrees to pay Landlord such charges as may be agreed on between Landlord and Tenant, but in no event at a charge less than Landlord's actual cost plus overhead for the additional services provided.

          H. Notwithstanding anything in this Paragraph 6 to the contrary, Landlord shall provide 400 amp electrical service to the Leased Premises. Any additional electrical requirements of Tenant shall be provided at Tenant's sole cost and expense. In addition, notwithstanding anything in this Paragraph 6 to the contrary, Tenant's electrical service in the Leased Premises shall be measured by a separate meter, installed at Tenant's sole cost and expense. Tenant may use any unused Finish Allowance to pay for such meter.

     7.   REPAIR AND MAINTENANCE.
          ----------------------

          A. Landlord shall, at Landlord's own cost and expense, except as may be provided elsewhere herein, make necessary repairs of damage to the Building corridors, lobby, structural members of the Building and equipment used to provide the services referred to in Paragraph 6 hereof, unless any such damage is caused in whole or in part by acts of omission or Tenant, or Tenant's agents, employees or invitees, in which event Tenant shall bear the cost of such repairs. Tenant shall promptly give Landlord notice of any damage in the Leased Premises requiring repair by Landlord, as aforesaid.

          B. Tenant shall not in any manner deface or injure the Leased Premises or the Building but shall maintain the Leased Premises, including, without limitation, all fixtures installed by Tenant and all plate glass, walls, carpeting and other floor covering placed or found therein, in a clean, attractive, first-class condition and in good repair, except as to damage required to be repaired by Landlord, as provided in Paragraph 7.A. hereof. Upon the expiration of the Term of this Lease, Tenant shall surrender and deliver up the Leased Premises with all improvements located thereon (except as provided in Paragraph 11.B. hereof) to Landlord broom-clean and in the same condition in which they existed at the commencement of the Lease, excepting only ordinary wear and tear and damage arising from any cause not required to be repaired by Tenant, failing which Landlord may restore the Leased Premises to such condition, and Tenant shall pay the cost thereof.

          C. This Paragraph 7 shall not apply in the case of damage or destruction by fire or other casualty which is covered by insurance maintained by Landlord on the Building (as to which Paragraph 8 hereof shall apply), or damage resulting from an eminent domain taking (as to which Paragraph 15 hereof shall apply).

     8.   FIRE AND OTHER CASUALTY.
          -----------------------

          A. If at any time during the Term of this Lease, the Leased Premises or any portion of the Building shall be damaged or destroyed by fire or other casualty, then Landlord shall have the election to terminate this Lease or to repair and reconstruct the Leased Premises and the Building to substantially the same condition in which they existed immediately prior to such damage or destruction, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures and other improvements which may have been installed by Tenant or other tenants within the Building. In the event that the Leased Premises are damaged or destroyed by fire or other casualty, or a portion of the Building is damaged or destroyed by fire or other casualty so as to materially impair the use and occupancy by Tenant of the Leased Premises, then Landlord shall be obligated to provide written notice (the "Restoration Notice") to Tenant within sixty (60) days of such event of casualty stating a good faith estimate, certified by an independent architect, of the period of time (the "Stated Restoration Period") which shall be required for the repair and restoration of the Leased Premises and/or the Building. Tenant shall have the right, at its election, to terminate the Lease if either (i) the Stated Restoration Period shall be in excess of ninety (90) days following the event of casualty and Tenant terminates this Lease with written notice thereof to Landlord within ten (10) days following delivery of the Restoration Notice, or
(ii) Landlord shall fail to substantially complete the repair and restoration of the Leased Premises or the Building within the Stated Restoration Period (subject to extension as provided in Paragraph 39.T of this Lease) and Tenant delivers written notice of such termination to Landlord within ten (10) days following the expiration of the restoration deadline.

          B. In any of the aforesaid circumstances, rental shall abate proportionately during the period and to the extent that the Leased Premises are unfit for use by Tenant in the ordinary conduct of Tenant's business. If Tenant does not elect, or does not have the right to elect, to terminate the Lease, and Landlord has elected to repair and restore the Leased Premises, this Lease shall continue in full force and effect and such repairs shall be made within a reasonable time thereafter, subject to delays arising from shortages of labor or material, acts of God, war or other conditions beyond Landlord's reasonable control. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant the prepaid rental (unaccrued as of the date of damage or destruction) less any sum then owing Landlord by Tenant. If Tenant does not elect, or does not have the right to elect, to terminate the Lease, and Landlord has elected to repair and reconstruct the Leased Premises, then the Term of this Lease shall be extended by a period of time equal to the period of such repair and reconstruction. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Leased Premises shall be for the sole benefit of the party carrying such insurance under its control, and it is understood that Landlord shall in no event be obligated to carry insurance on Tenant's contents.

     9.   COMPLIANCE WITH LAWS AND USAGE.  Tenant, at Tenant's own expense, (a)
          ------------------------------
shall comply with all federal, state, municipal fire underwriting and other laws, ordinances, orders, rules and regulations applicable to the Leased Premises and the business conducted therein by Tenant, (b) shall not engage in any activity which would cause Landlord's fire and extended coverage insurance to be cancelled or the rate therefor to be increased (or, at Landlord's option, Tenant shall pay any such increase to Landlord immediately upon demand as additional rental in the event of such rate increase by reason of such activity), (c) shall not commit, and shall cause Tenant's agents, employees and invitees not to commit, any act which is a nuisance or annoyance to Landlord or to other tenants, or which might, in the exclusive judgment of Landlord, damage Landlord's goodwill or reputation, or tend to injure or depreciate the Building,
(d) shall not commit or permit waste in the Leased Premises or the Building, (e) shall comply with rules and regulations from time to time promulgated by Landlord applicable to the Leased Premises and/or the Building, (f) shall not paint, erect or display any sign, advertisement, placard or lettering which is visible in the corridors or lobby of the Building or from the exterior of the Building without Landlord's prior written approval, and (g) shall not occupy or use, or permit any portion of the Leased Premises to be occupied or used, for any business or purpose other than the Permitted Use specified in Paragraph 1.0. hereof. If a controversy arises concerning Tenant's compliance with any federal state, municipal or other laws, ordinances, orders, rules or regulations applicable to the Leased Premises and the business conducted therein by Tenant, Landlord may retain consultants of recognized standing to investigate Tenant's compliance. If it is determined that Tenant has not complied as required, Tenant shall reimburse Landlord on demand for all consulting and other costs incurred by Landlord in such investigation. Landlord shall comply with all federal, state, municipal, fire underwriting and other laws, ordinances, orders, rules and regulations applicable to the Common Area of the Building and the business conducted therein by Tenant. Landlord and Tenant acknowledge that, in accordance with the provisions of the Americans with Disabilities Act and the Texas Elimination of Architectural Barriers Act, each as amended from time to time, and all regulations and guidelines issued by authorized agencies with respect thereto (collectively, the "ADA" and the "EAB", respectively), responsibility for compliance with the terms and conditions of Title III of the ADA and the EAB may be allocated as between Landlord and Tenant. Notwithstanding anything to the contrary contained in the Lease, Landlord and Tenant agree that the responsibility for compliance with the ADA and the EAB shall be allocated as follows: (i) Tenant shall be responsible for compliance with the provisions of Title III of the ADA and the EAB with respect to the Leased Premises, including restrooms within the Leased Premises, and (ii) Landlord shall be responsible for compliance with the provisions of Title III of the ADA and with the EAB with respect to the exterior of the Building, parking areas, sidewalks and walkways, and any and all areas appurtenant thereto, together with all common areas of the Building not included within the Leased Premises. The allocation of responsibility for ADA and EAB compliance between Landlord and Tenant, and the obligations of Landlord and Tenant established by such allocations, shall supersede any other provisions of the Lease that may contradict or otherwise differ from the requirements of this paragraph.

     In the event Tenant delivers to Landlord on or before May 10, 1996 written evidence from Tenant's architect ("Architect's Evidence") that such architect has determined in good faith that the cost to cause the leasehold improvements (which exist in the Leased Premises as of the date of this lease and which will remain in the Leased Premises after the Tenant Finish Work (as defined in Paragraph 36) has been performed) to comply with the ADA and/or the EAB will exceed $30,000.00, Tenant may terminate this Lease by delivering written notice ("Tenant's ADA Termination Notice") thereof to Landlord simultaneously with Tenant's delivery of the Architect's Evidence to Landlord. Tenant's failure to timely deliver the Architect's Evidence and/or Tenant's ADA Termination Notice shall automatically extinguish Tenant's foregoing right to terminate this Lease. Until the foregoing termination right is extinguished or waived in writing by Tenant, Landlord shall not be obligated to pay to Tenant any portion of the Finish Allowance. In the event Tenant exercises the foregoing termination right, notwithstanding anything in this Lease to the contrary, Landlord shall not be obligated to pay the Finish Allowance to Tenant, and Tenant shall, at its sole cost and expense, promptly surrender the Leased Premises to Landlord in the same condition as they existed upon Landlord's tendering of possession thereof to Tenant.

     10.  LIABILITY AND INDEMNITY.
          -----------------------

          A. Tenant agrees to indemnify and save Landlord harmless from all third-party claims (including costs and expenses of defending against such claims) arising or alleged to arise from any negligent act or omission or willful misconduct of Tenant or Tenant's agents, employees, or contractors. Landlord agrees to indemnify and save Tenant harmless from all third-party claims (including costs and expenses of defending against such claims) arising or alleged to arise from any negligent act or omission or willful misconduct of Landlord or Landlord's agents, employees or contractors.

          B. Notwithstanding any provision in this Lease to the contrary, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Leased Premises, or any improvements thereto, or the Building of which the Leased Premises are apart, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause which is or would be insured against under the terms of the property insurance policies carried or required to be carried under the terms of this Lease by the respective parties hereto, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees, and covenants that no insurer shall hold any right of subrogation against such other party (and all such insurance policies shall be amended or endorsed to reflect such waiver of subrogation). This waiver of subrogation provision shall be effective to the full extent, but only to the extent that it does not impair the effectiveness of insurance policies of Landlord and Tenant.

          C. Tenant, to the extent permitted by law, waives all claims Tenant may have against Landlord, and against Landlord's agents and employees for injury to person or damage to or loss of property sustained by Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any part of the Building or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Building or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Building or of any other person, unless such damage is a result of the negligence of Landlord's agents or employees or Landlord's default in the performance of its obligations under this Lease. If any damage results from any act or neglect of Tenant and if the cost of repair of such damage would not be covered by a fire and extended coverage insurance policy maintained by Landlord on the Project, then Landlord may, at Landlord's option, repair such damage, and Tenant shall thereupon pay to Landlord the total cost of such repair. All personal property belonging to Tenant or any occupant of the Leased Premises that is in or on any part of the Building shall be there at the risk of Tenant or of such other person only, and Landlord, Landlord's agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof unless such damage, theft or misappropriation is a result of the negligence of Landlord or Landlord's agents or employees.

     11.  ADDITIONS AND FIXTURES.
          ----------------------

          A. Tenant will make no alteration, change, improvement, repair, replacement or physical addition in or to the Leased Premises without the prior written consent of Landlord, such consent not to unreasonably withheld or delayed; provided, however, that Landlord shall be deemed to have reasonably withheld its consent if Landlord withholds its consent because any such alteration, change, improvement, repair, replacement or addition negatively impacts the structure of the Building or any system of the Building including, without limitation, the Building's floor load-bearing requirements and its mechanical, electrical, plumbing and HVAC systems. If such prior written consent of Landlord is granted, the work in such connection shall be at Tenant's expense but by workmen of Landlord or by workmen and contractors approved in advance in writing by Landlord and in a manner and upon terms and conditions and at times satisfactory to and approved in advance in writing by Landlord. In any instance where Landlord grants such consent, Landlord may grant such consent contingent and conditioned upon Tenant's contractors, laborers, materialmen and others furnishing labor or materials for Tenant's job working in harmony and not interfering with any labor utilized by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and if at any time such entry by one (1) or more persons furnishing labor or materials for Tenant's work shall cause disharmony or interference for any reason whatsoever without regard to fault, the consent granted by Landlord to Tenant may be withdrawn at any time upon written notice to Tenant.

     B. Tenant, if Tenant so elects, may remove Tenant's trade fixtures, office supplies and movable office furniture and equipment not attached to the Building provided (i) such removal is made prior to the expiration of the Term of this Lease, (ii) Tenant is not in default of any obligation or covenant under this Lease at the time of such removal, and (iii) Tenant promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alteration or addition to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) and any other article attached or affixed to the floor, wall or ceiling of the Leased Premises shall become the property of Landlord shall be in good condition, normal wear and tear excepted, and shall remain upon and be surrendered with the Leased Premises as part thereof at the expiration of the Term of this Lease, Tenant hereby waiving all rights to any payment or compensation therefor. If, however, Landlord so requests in writing, Tenant will, prior to the termination of this Lease, remove in a good and workmanlike manner any and all alterations, additions, fixtures, equipment and property placed or installed by Tenant in the Leased Premises and will repair any damage occasioned by such removal.

     12.  ASSIGNMENT AND SUBLETTING
          -------------------------

          A. Neither Tenant nor Tenant's Legal representatives or successors in interest by operation of law or otherwise shall assign this Lease or sublease the Leased Premises or any part thereof or mortgage, pledge or hypothecate its Leasehold interest or grant any concession or license within the Leased Premises without the prior express written permission of Landlord, which permission shall not be unreasonably withheld or delayed, and any attempt to do any of the foregoing without the prior express written permission of Landlord shall be void and of no effect. In determining whether to grant permission to Tenant's request to assign this lease or sublease the Leased Premises, Landlord may consider any reasonable factor. Landlord and Tenant agree that any one of the following factors, or any other reasonable factor, will be reasonable grounds for deciding Tenant's request:

             (i) The business reputation of the proposed assignee or subleasee must be in accordance with generally acceptable commercial standards and consistent with B class A office building environment;

            (ii) The use of the Leased Premises by the proposed assignee or sublessee must be for general office use or for a telecommunications facility only;

           (iii) The proposed assignee or sublessee may not be a tenant or occupant in the Building; and

            (iv) The use of the Leased Premises by the proposed assignee or sublessee shall not violate any other agreements affecting the Leased Premises, the Building, Landlord or other tenants.

Notwithstanding any provision in this Lease to the contrary, the undersigned Tenant may, without Landlord's prior written consent, assign its rights hereunder to any bona fide purchaser of substantially all of the undersigned Tenant's assets or all of the corporate stock of the undersigned Tenant, or to an entity with which the undersigned Tenant enters into a bona fide merger or consolidation (collectively, a "Permitted Assignee"); provided, however, that
(i) the undersigned Tenant shall remain liable for the performance of all covenants, duties and obligations under the Lease, irrespective of any such assignment or sublease, (ii) the use of the Leased Premises by the Permitted Assignee may not violate any other agreements affecting the Leased Premises, the Building, Landlord or other tenants, and (iii) use of the Leased Premises by the Permitted Assignee shall conform with the uses permitted by this Lease. Tenant shall notify Landlord, in writing, of any such assignment or sublease within thirty (30) days of its occurrence and shall provide Landlord with all such reasonable information as Landlord may request regarding the identity and status of such assignee or sublessee. In the event Tenant requests Landlord's prior express permission as to any assignment of the Lease (other than to a Permitted Assignee), Landlord shall have the right and option, (but no obligation), to cancel and terminate this lease by giving Tenant ten (10) days' prior written notice; provided, however, that Landlord's right to counsel and terminate shall not apply if Tenant withdraws its request within such 10-day period. In the event of any attempted assignment or attempted sublease without the prior express written permission of Landlord, or should Tenant, in any other nature of transaction, permit or attempt to permit anyone to occupy the Leased Premises (or any portion thereof) without the prior express written permission of Landlord, Landlord shall thereupon have the right and option to cancel and terminate this Lease effective upon ten (10) days' notice to Tenant given by Landlord at any time thereafter either as to the entire Leased Premises or as to only the portion thereof which Tenant shall have attempted to assign or sublease or otherwise permitted some other party's occupancy without Landlord's prior express written permission, and if Landlord elects to cancel and terminate this Lease as to the aforesaid portion of the Leased Premises, then the rental and other charges payable hereunder shall thereafter be proportionately reduced. This prohibition against assignment or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law.

     B. Notwithstanding that the prior express written permission of Landlord to any of the aforesaid transactions may have been obtained, the following shall apply:

     (1) In the event of an assignment, contemporaneously with the granting of Landlord's aforesaid consent, Tenant shall cause the assignee to expressly assume in writing and agree to perform all of the covenants, duties and obligations of Tenant hereunder, and such assignee shall be jointly and severally liable therefor along with Tenant; Tenant shall further cause such assignee to grant Landlord and express first and prior contract lien and security interest in the manner hereinafter stated as applicable to Tenant;

     (2) A signed counterpart of all instruments relative thereto (executed by all parties to such transactions with the exception of Landlord) shall be submitted by Tenant to Landlord prior to or contemporaneously with the request for Landlord's prior express written permission thereto (it being understood that no such instrument shall be effective without the prior express written permission of Landlord);

     (3)  [Intentionally Deleted.]

     (4) No usage of the Leased Premises different from the usage herein provided to be made by Tenant shall be permitted, and all other terms and provisions of this Lease shall continue to apply after any such transaction;

     (5) In any case where Landlord consents to an assignment, sublease, grant of a concession or license or mortgage, pledge or hypothecation of the Leasehold, the undersigned Tenant will nevertheless remain directly and primarily liable for the performance of all of the covenants, duties and obligations of Tenant hereunder (including, without limitation, the obligation to pay all rental and other sums herein provided to be paid), and Landlord shall be permitted to enforce the provisions of this Lease against the undersigned Tenant and/or any assignee, sublessee, concessionaire, licensee or other transferee without demand upon or proceeding in any way against any other person; and

     C. If Tenant is a corporation, then any transfer of this Lease from Tenant by merger, consolidation or dissolution or any change in ownership or power to vote a majority of the voting stock in Tenant outstanding at the time of execution of this Lease shall constitute an assignment for the purpose of this Lease; provided, however, that acquisition of all stock of a corporate tenant by any corporation, the stock of which is registered pursuant to the Securities Act of 1933 or the merger of a corporate tenant into such a corporation, the stock of which is so registered, shall not itself be deemed to be a violation of Paragraph 12.A. For purposes of this Paragraph 12.C., the term "voting stock" shall refer to shares of stock regularly entitled to vote for the election of directors of the corporation involved.

     If Tenant is a general partnership having one (1) or more corporations as partners of if Tenant is a limited partnership having one (1) or more corporations as general partners, the provisions of the preceding paragraph of this Paragraph 12.C. shall apply to each of such corporations as if such corporation alone had been the Tenant hereunder.

     If Tenant is a general partnership (whether or not having any corporations as partners) or if Tenant is a limited partnership (whether or not having any corporations as general partners), the transfer of the partnership interest or interests constituting a majority shall constitute an assignment for the purposes of this Lease.

     D. Consent by Landlord to a particular assignment or sublease or other transaction shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned, or if the Leased Premises are subleased (whether in whole or in part), or in the event of the mortgage, pledge or hypothecation of the leasehold interest or grant of any concession or license within the Leased Premises without the prior express written permission of Landlord, which permission as stated in Paragraph 12.A. above shall not be unreasonably withheld or delayed, or if the Leased Premises are occupied in whole or in part by anyone other than Tenant without the prior express written permission of Landlord, then Landlord may nevertheless collect rental and other charges from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionaire or licensee or other occupant and apply the net amount collected to the rental and other charges payable hereunder, but no such transaction or collection of rental and other charges or application thereof by Landlord shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of Tenant's covenants, duties and obligations hereunder.

     13.  SUBORDINATION.  Tenant accepts this lease subject and subordinate to
          -------------
any ground lease, mortgage, deed of trust or other lien presently existing or hereafter placed upon the Leased Premises or upon the Building or any part thereof, and to any renewals, modifications, extensions and refinancings thereof, which might now or hereafter constitute a lien upon the Building or any part thereof, and to zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of the Leased Premises, but Tenant agrees that any such ground lessor, mortgagee and/or beneficiary of any deed of trust or other lien ("Landlord's Mortgagee") and/or Landlord shall have the right at any time to subordinate such ground lease, mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such Landlord's Mortgagee may deem appropriate in its discretion. Upon demand Tenant agrees to execute such further instruments subordinating this Lease, as Landlord may request, and such nondisturbance and attornment agreements, as any such Landlord's Mortgagee shall request, in form satisfactory to Landlord's Mortgagee. In the event that Tenant shall fail to execute any such instrument within ten (10) business days after requested, Tenant hereby irrevocably constitutes

Landlord as Tenant's attorney-in-fact to execute such instrument in Tenant's name, place and stead, it being stipulated by Landlord and Tenant that such agency is coupled with an interest in Landlord and is, accordingly, irrevocable. Upon foreclosure of the Building or upon acceptance of a deed in lieu of such foreclosure, Tenant hereby agrees to attorn to the new owner of such property after such foreclosure or acceptance of a deed in lieu of foreclosure, if so requested by such new owner of the Building. Notwithstanding any contrary provision contained herein, Landlord shall use reasonable efforts to obtain from the current Landlord's Mortgagee a duly executed non-disturbance and attornment agreement providing Tenant with substantially the same protection as to Tenant's use and enjoyment of Tenant's leasehold estate, use, possession, tenancy and other rights hereunder as is afforded Tenant under the form instrument attached hereto as Exhibit E. In the event that Landlord fails to obtain such
          ---------
non-disturbance and attornment agreement from Landlord's Mortgagee within fifteen (15) business days of following the date of this Lease, then Tenant shall have the option, as Tenant's sole and exclusive right and remedy, to terminate this Lease by delivering written notice to Landlord of the exercise of such right of termination on or before twenty-five (25) business days following the date of this Lease. Tenant's failure to timely deliver such written notice shall automatically extinguish Tenant's right to terminate this Lease as set forth herein. Until the foregoing termination right is extinguished or is waived in writing by Tenant, Landlord shall not be obligated to pay any portion of the Finish Allowance to Tenant. In the event Tenant timely exercises the foregoing termination right, notwithstanding anything in this Lease to the contrary, Landlord shall not be obligated to pay any portion of the Finish Allowance to Tenant, and Tenant shall immediately surrender the Leased Premises to Landlord. In addition, notwithstanding any contrary provision contained herein, the subordination of this Lease to any mortgage, deed of trust or other lien hereafter placed upon the Leased Premises or the Building or any part thereof and Tenant's agreement to attorn to the holder of such mortgage, deed of trust or other lien as provided in this Paragraph 13 shall be conditioned upon such holder's entering into a non-disturbance and attornment agreement providing Tenant with substantially the same protection as to Tenant's use and enjoyment of Tenant's leasehold estate, use, possession, tenancy and other rights hereunder as is afforded Tenant under the form instrument attached hereto as Exhibit E.
---------

     14.  OPERATING EXPENSES.
          ------------------

          A. For purposes of this Paragraph 14, the following definitions and calculations shall apply:

          (1) The term "Operating Expenses" shall mean all expenses, costs and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation, maintenance, repair, replacement, protection and security of the Project, determined on an accrual basis in accordance with generally accepted accounting principles, including, without limitation, the following:

              (i) Salaries and wages of all employees (at the level of property manager and below) engaged in the operation, maintenance and security of the Project, including taxes, insurance and benefits (including pension, retirement of fringe benefits) relating thereto;

             (ii) Cost of all supplies and materials used in the operation, maintenance and security of the Project;

            (iii) Cost of all water and sewage service supplied to the Project;

             (iv) Cost of all maintenance and service agreements for the Project and the equipment therein, including, without limitation, alarm service, parking facilities, security (both on-site and off-site), janitorial service, landscaping, fire protection, sprinklers, window cleaning and elevator maintenance;

              (v) Cost of all insurance relating to the Project, including the cost of casualty, rental and liability insurance applicable to the Project and Landlord's personal property used in connection therewith;

             (vi) All taxes, assessments and governmental charges (foreseen or unforeseen, general or special, ordinary or extraordinary) whether federal, state, county or municipal and whether levied by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments or other charges herein defined; provided, however, Operating Expenses shall not include taxes paid by tenants of the Project as a separate charge on the value of their leasehold improvements, death taxes, excess profits taxes, franchise taxes and state and federal income taxes;

            (vii) Cost of repairs and general maintenance, including, without limitation, reasonable depreciation charges applicable to all equipment used in repairing and maintaining the Project, but specifically excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or by other third parties;

           (viii) Cost of capital improvement items, including installation thereof, which are acquired primarily for the purpose of reducing Operating Expenses;

             (xi) Reasonable management fees paid by Landlord to third parties or to management companies owned by, or management divisions of, Landlord, not to exceed the then prevailing market rate for the management of high quality class A office buildings comparable to the Project; and

              (x) Any and all increases in ground rental and/or mortgage debt service requirements on the Project in accordance with the terms and conditions of any ground leases, mortgages or deeds of trust now or hereafter encumbering the Project; excluding, however, any and all increases in debt service caused by a refinancing which enables Landlord to net any proceeds or additional debt placed upon the Project to finance additional capital improvements, additions or alterations.

               Notwithstanding anything herein to the contrary, the following shall not be included in Operating Expenses:

          (a) Brokerage commissions, attorneys' fees, advertising costs or other related expenses incurred by Landlord in connection with the leasing of space to individual tenants in the Building;

               (b) Legal fees and other expenses incurred in connection with disputes with tenants or other occupants of the Building or associated with the enforcement of the terms of any leases with tenants;

               (c) Any cost of capital improvements or other costs which are capital costs under generally accepted accounting principles, except as provided in Paragraph 14.A.(1)(viii);

               (d) Depreciation and amortization allowance or expense, except as otherwise provided Paragraph 14.A.(1)(vii);

               (e) Legal and auditing fees, other than those legal and auditing fees necessarily incurred in connection with the maintenance and operation of the Project;

               (f) Legal or accounting fees incurred in connection with any debt or equity financing of the Project or in connection with any reports, returns or other financial or tax reporting or accounting performed for the benefit of investors, partners or affiliates of Landlord;

               (g) Marketing and advertising expenses incurred in connection with the leasing of the Building;

               (h) Interest, fines and penalties to the extent caused by the negligence or willful misconduct of Landlord; and

               (i) The cost of removing asbestos or hazardous substances from the Project.

          To the extent that any Operating Expenses are attributable to the Project and other projects of Landlord, a fair and reasonable allocation of such Operating Expenses shall be made between the Project and such other projects.

          (2) The term "Operating Expenses" shall exclude the cost of electrical energy supplied to the Project and to tenants of the Building.

          (3) The term "Base Operating Expenses Rate" is stipulated to be the rate specified in Paragraph 1.?. hereof per square foot or rentable area in the Leased Premises.

          (4) The term "Actual Operating Expenses" shall mean, with respect to each calendar year during the Term of this Lease, the actual Operating Expenses for such year. The term "Actual Operating Expenses Rate" shall mean, with respect to each calendar year during the Term of this Lease, the Actual Operating Expenses attributable to each square foot of rentable area in the Building, and shall be calculated by dividing the Actual Operating Expenses by the total number of square feet of rentable area in the Building, as specified in Paragraph 1.I. hereof. The term "Tenant's Proportionate Share of Actual Operating Expenses" shall mean, with respect to each calendar year during the Term of this Lease, an amount equal to the product of (i) the positive difference (if any) obtained by substracting the Base Operating Expenses Rate from the Actual Operating Expenses Rate, multiplied by (ii) the weighted average number of square feet of rentable area in the Leased Premises in such year; provided, however, if the Actual Operating Expenses Rate is determined on the basis of a partial calendar year, then in making the foregoing calculation, the Base Operating Expenses Rate shall be multiplied by a fraction, the numerator of which is the number of days in such partial calendar year and the denominator of which is 365, and the foregoing weighted average shall be calculated only on the basis of the portion of such calendar year covered by the Term of this Lease.

               For example, if the Actual Operating Expenses Rate for a calendar year is $3.20 and the Base Operating Expenses Rate is $3.00, and the Leased Premises contains 19,000 square feet of rentable area during the entire calendar year, Tenant's Proportionate Share of Actual Operating Expenses is $3,800.00, calculated as follows: ($3.20 - $3.00) x 19,000 = $3,800.00.

          B. If the Actual Operating Expenses Rate during any calendar year is greater than the Base Operating Expenses Rate, Tenant shall be obligated to pay to Landlord as additional rental an amount equal to Tenant's Proportionate Share of Actual Operating Expenses. To implement the foregoing, Landlord shall provide to Tenant within ninety (90) days (or as soon thereafter as reasonably possible) after the end of the calendar year in which the Commencement Date occurs, a statement of the Actual Operating Expenses for such calendar year, the Actual Operating Expenses Rate for such calendar year, and Tenant's Proportionate Share of Actual Operating Expenses. If the Actual Operating Expenses Rate for such calendar year exceeds the Base Operating Expenses Rate, Tenant shall pay to Landlord, within thirty (30) days after Tenant's receipt of such statement, an amount equal to Tenant's Proportionate Share of Actual Operating Expenses for such calendar year.

          C. Beginning with the Commencement Date of this Lease (or as soon thereafter as reasonably possible), Landlord shall provide to Tenant a statement of the projected annual Operating Expenses per square foot of rentable area in the Project (the "Projected Operating Expenses Rate"). Tenant shall pay to Landlord on the first day of each month an amount (the "Projected Operating Expenses Installment") equal to one-twelfth (1/12) of the product of (i) the positive difference (if any) obtained by subtracting the Base Operating Expenses Rate from the Projected Operating Expenses Rate for such calendar year, multiplied by (ii) the number of square feet of rentable area in the Leased Premises on the first day of the prior month. Until Tenant has received the statement of the Projected Operating Expenses Rate from Landlord, Tenant shall continue to pay Projected Operating Expenses Installments to Landlord in the same amount (if any) as required for the last month of the prior calendar year. Upon Tenant's receipt of such statement of the Projected Operating Expenses Rate, Tenant shall pay to Landlord, or Landlord shall pay to Tenant (whichever is appropriate), the difference between the amount paid by Tenant prior to receiving such statement and the amount payable by Tenant as set forth in such statement. Landlord shall provide Tenant a statement, prepared by a certified public accountant (who may be an employee of Landlord), within ninety (90) days (or as soon thereafter as reasonably possible) after the end of each calendar year, showing the Actual Operating Expenses Rate as compared to the Projected Operating Expenses Rate for such calendar year. If Tenant's Proportionate Share of Actual Operating Expenses for such calendar year exceeds the aggregate of the Projected Operating Expenses Installments collected by Landlord from Tenant, Tenant shall pay to Landlord, within thirty (30) days following Tenant's receipt of such statement, the amount of such excess. If Tenant's Proportionate Share of Actual Operating Expenses for such calendar year is less than the aggregate of the Projected Operating Expenses Installments collected by Landlord from Tenant, Landlord shall pay to Tenant, within thirty (30) days following Tenant's receipt of such statement, the amount of such excess. Landlord shall have the right from time to time during each calendar year to revise the Projected Operating Expenses Rate and provide Tenant with a revised statement thereof, and thereafter Tenant shall pay Projected Operating Expenses Installments on the basis of the revised statement. If the Commencement Date of this Lease is not the first day of a calendar year, or the expiration or termination date of this Lease is not the last day of a calendar year, then Tenant's Proportionate Share of Actual Operating Expenses shall be prorated. The foregoing adjustment provisions shall survive the expiration or termination of the Term of this Lease.

     D. Notwithstanding any other provision herein to the contrary, it is agreed that if the Project is not fully occupied during any calendar year an adjustment shall be made in computing the Actual Operating Expenses for such year so that the Actual Operating Expenses are computed as though the Project had been fully occupied during such year.

     E. Landlord agrees to keep books and records reflecting the Operating Expenses of the Project in accordance with generally accepted accounting principles. Tenant, at its expense, shall have the right, within six (6) months after receiving Landlord's statement of Actual Operating Expenses for a particular year, to audit Landlord's books and records relating to the Operating Expenses for such year if the Actual Operating Expenses Rate exceeds the Base Operating Expenses Rate; or, at Landlord's sole option, Landlord may provide such audit prepared by a certified public accountant selected by Landlord. If within such six (6) month period Tenant does not give Landlord written notice stating in reasonable detail any objection to the statement of Actual Operating Expenses, Tenant shall be deemed to have approved such statement in all respects.

     F. Notwithstanding any provision of the Lease to the contrary, for the purpose of calculating Tenant's Proportionate Share of Actual Operating Expenses each year during the first five (5) years of the Term of the Lease, the items of Actual Operating Expenses which are reasonably subject to the control of Landlord ("Controllable Expenses") shall be deemed not to increase more than eight percent (8%) per calendar year (determined on a cumulative compounding basis throughout the Term of the Lease) for each calendar year from and after January 1, 1997; provided, however, that no item of Actual Operating Expenses other than Controllable Expenses shall be subject to the foregoing limitation. Controllable Expenses shall not include, without limitation, (i) insurance, (ii) taxes, assessments and governmental charges, as specified in Paragraph 14.A.(1)
(vi) above, and (iii) utilities.

     15.  EMINENT DOMAIN. If there shall be taken by exercise of the power of
          --------------
eminent domain during the Term of this Lease any part of the Leased Premises or the Building, Landlord may elect to terminate this Lease or to continue same in effect. If there shall be taken by exercise of the power of eminent domain any part of the Leased Premises or the Building which materially interferes with Tenant's ability to conduct its operations in the Leased Premises, then Tenant shall have the right to terminate this Lease upon thirty (30) days' written notice to Landlord following such taking. If this Lease continues, the rental shall be reduced in proportion to the area of the Leased Premises so taken, and Landlord shall repair any damage to the Leased Premises or the Building resulting from such taking. All sums awarded or agreed upon between Landlord and the condemning authority for the taking of the interest of Landlord, whether as damages or as compensation, will be the property of Landlord. Tenant shall present its own claim for damages against the condemning authority on account of the unamortized cost of leasehold improvements paid for by Tenant taken by the condemning authority and for damages to, or condemnation of, furniture, trade fixtures and equipment and such other installations as Tenant shall be unable to remove from the Leased Premises (but only to the extent that the terms and provisions of this Lease provide that such items will remain the property of Tenant upon the termination of this Lease), and the reimbursement of Tenant's cost in moving and relocating such furniture, trade fixtures and equipment and other installations to which Tenant shall be entitled and is able to remove from the Leased Premises and such other claims Tenant may have against the condemning authority, but only to the extent Tenant's claim does not diminish Landlord's claim against the condemning authority. If this Lease should be terminated under any provision of this Paragraph 15, rental shall be payable up to the date that possession is taken by the condemning authority, and Landlord will refund to Tenant any prepaid unaccrued rental less any sum then owing by Tenant to Landlord.

     16.  ACCESS BY LANDLORD. Landlord, Landlord's agents and employees shall
          ------------------
have access to and the right to enter upon any and all parts of the Leased Premises at any reasonable time after reasonable prior notice, which notice may be oral or written (except in cases of emergency, defined to be any situation in which Landlord perceives imminent danger of inquiry to person and/or damage to or loss of property, in which case Landlord may enter upon any and all parts of the Leased Premises at any time) to examine the condition thereof, to clean, to make any repairs, alterations or additions required to be made by Landlord hereunder, to show the Leased Premises to prospective purchasers or tenants or mortgage lenders (prospective or current) and for any other purpose deemed reasonable by Landlord, and Tenant shall not be entitled to any abatement or reduction of rental by reason thereof.

     17.  LANDLORD'S LIEN. Landlord hereby expressly waives and releases any and
          ---------------
all contractual liens and security interests or constitutional and/or statutory liens and security interests arising by operation of law to which Landlord might now or hereafter be entitled on all the property of Tenant which Tenant now or hereafter places in or upon the Leased Premises (except for judgment liens that may arise in favor of Landlord). The waiver and release contained herein shall not waive, release or otherwise affect any unsecured claim Landlord may have against Tenant.

     18.  DEFAULTS.
          --------

          A. Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default":

          (1) Failure or refusal by Tenant to pay rental or other payments hereunder upon the expiration of a period of ten (10) days following written notice to Tenant of such failure; provided, however, that Landlord shall not be required to send such written notice to Tenant more than twice in any one calendar year and after such two (2) written notices, Landlord shall have no obligation to give Tenant written notice of any subsequent default during the remainder of such calendar year and Tenant's failure or refusal to timely pay rental or other payments hereunder when due during the remainder of such calendar year shall constitute an Event of Default.

          (2) Failure to perform or observe any covenant or condition of this Lease by Tenant to be performed or observed upon the expiration of a period of ten (10) days following written notice to Tenant of such failure; provided, however, that in the event Tenant's failure to perform a covenant or condition of this Lease cannot reasonably be cured within ten (10) days following written notice to Tenant, Tenant shall not be in default if Tenant commences to cure same within the ten (10) day period and thereafter diligently prosecutes the curing thereof, but in no event shall Tenant's cure period exceed thirty (30) days following written notice to Tenant.

          (3) The filing or execution or occurrence of any one of the following: (i) a petition in bankruptcy or other insolvency proceeding by or against Tenant, (ii) petition or answer seeking relief under any provision of the Bankruptcy Act, (iii) an assignment for the benefit of creditors or composition, (iv) a petition or other proceeding by or against Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property, or (v) a proceeding by any governmental authority for the dissolution or liquidation of Tenant.

          B. This Lease and the Term and estate hereby granted and the demise hereby made are subject to the limitation that if and whenever any Event of Default shall occur, Landlord may, at Landlord's option, in addition to all other rights and remedies given hereunder or by law or equity, do any one (1) or more of the following:

          (1) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Leased Premises to Landlord.

          (2) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease.

          (3)  Alter locks and other security devices at the Leased Premises.

          C. Exercise by Landlord of any one (1) or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Tenant, whether by agreement or by operation of Law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Leased Premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any Event of Default, to the aforesaid exercise of dominion over Tenant's property within the Building. All claims for damages by reason of such re-entry and/or possession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

          D. In the event that Landlord elects to terminate this Lease by reason of an Event of Default, then, notwithstanding such termination, Tenant shall be liable for and shall pay to Landlord, at the address specified in Paragraph 1.C. hereof, the sum of all rental and other indebtedness accrued to the date of such termination, plus, as damages, an amount equal to the then present value of the rental reserved hereunder for the remaining portion of the Term of this Lease (had such Term not been terminated by Landlord prior to the expiration of the Term of this Lease), less the then present value of the fair rental value of the Leased Premises for such period.

          In the event that Landlord elects to terminate the Lease by reason of an Event of Default, in lieu of exercising the rights of Landlord under the preceding paragraph of this Paragraph 18.D., Landlord may instead hold Tenant liable for all rental and other indebtedness accrued to the date of such termination, plus such rental and other indebtedness as would otherwise have been required to be paid by Tenant to Landlord during the period following termination of the Term of this Lease measured from the date of such termination by Landlord until the expiration of the Term of this Lease (had Landlord not elected to terminate the Lease on account of such Event of Default) diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 18.F. hereof). Actions to collect amounts due by Tenant provided for in this paragraph of this Paragraph 18.D. may be brought from time to time by Landlord during the aforesaid period, on one (1) or more occasions, without the necessity of Landlord's waiting until the expiration of such period, and in no event shall Tenant be entitled to any excess of rental (or rental plus other sums) obtained by reletting over and above the rental provided for in this Lease.

          E. In the event that Landlord elects to repossess the Leased Premises without terminating this Lease, then Tenant shall be liable for and shall pay to Landlord, at the address specified in Paragraph 1.C. hereof, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the Term of this Lease until the expiration of the Term of this Lease, diminished by any net sums thereafter received by Landlord through reletting the Leased Premises during said period (after deducting expenses incurred by Landlord as provided in Paragraph 18.F. hereof). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant as provided in this Paragraph 18.E. may be brought from time to time, on one (1) or more occasions, without the necessity of Landlord's waiting until the expiration of the Term of this Lease.

          F. In case of an Event of Default, Tenant shall also be liable for and shall pay to Landlord, at the address specified in Paragraph 1.C. hereof, in addition to any sum provided to be paid above: (i) broker's fees incurred by Landlord in connection with reletting the whole or any part of the Leased Premises, (ii) the cost of removing and storing Tenant's or other occupant's property, (iii) the cost of reparing, altering, remodeling or otherwise putting the Leased Premises into condition acceptable to a new tenant or tenants, and
(iv) all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including reasonable attorneys' fees. Past due rental and other past due payments shall bear interest from maturity at the highest lawful rate per annum until paid.

          G. In the event of termination or repossession of the Leased Premises for an Event of Default, Landlord shall not have any obligation to relet or attempt to relet the Leased Premises, or any portion thereof, or to collect rental after reletting; but Landlord shall have the option to relet or attempt to relet; and in the event of reletting, Landlord may relet the whole or any portion of the Leased Premises for any period to any tenant and for any use and purpose.

          H. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Leased Premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees to, pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorneys' fees) incurred by Landlord in taking such remedial action.

          I. In the event of any default by Landlord, except as expressly provided in Paragraph 6.F. of this Lease, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting Tenant a lien upon the property of Landlord and/or upon rental due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days (plus such additional reasonable period as may be required in the exercise by Landlord of due diligence) in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of Landlord's possession of the Building and not thereafter.

          The term "Landlord" shall mean only the owner, for the time being, of the Building, and in the event of the transfer by such owner of its interest in the Building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Term of this Lease upon each new owner for the duration of such owner's ownership.

     19.  NONWAIVER. Neither acceptance of rental or other payments by Landlord
          ---------
nor failure by Landlord to complain of any action, nonaction or default of Tenant shall constitute a waiver of any of Landlord's rights hereunder. Waiver by Landlord of any right for any default of Tenant shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. Receipt by Landlord of Tenant's keys to the Leased Premises shall not constitute an acceptance of surrender of the Leased Premises.

     20.  HOLDING OVER. If Tenant should remain in possession of the Leased
          ------------
Premises after the expiration of the Term of this Lease, without the execution by Landlord and Tenant of a new lease or an extension of this Lease, then Tenant shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a daily rental of 150% of the per day rental provided for the last month of the Term of this Lease, computed on the basis of a thirty (30) day month. The inclusion of the preceding sentence shall not be construed as Landlord's consent for Tenant to hold over. If any property not belonging to Landlord remains at the Leased Premises after the expiration of the Term of this Lease, Tenant hereby authorizes Landlord, after ten (10) business days prior written notice to Tenant, to make such disposition of such property as Landlord may desire without liability for compensation or damages to Tenant in the event that such property is the property of Tenant; and in the event that such property is the property of someone other than Tenant, Tenant agrees to indemnify and hold Landlord harmless from all suits, actions, liability, loss, damages and expenses in connection with or incident to any removal, exercise or dominion over and/or disposition of such property by Landlord.

     21.  COMMON AREA. The Common Area, as defined in Paragraph 1.P. hereof,
          -----------
shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord in Landlord's discretion shall determine. Landlord reserves the right to change from time to time the dimensions and location of the Common Area, to construct additional stories on the Building and to place, construct or erect new structures or other improvements on any part of the Land without the consent of Tenant. Tenant, and Tenant's employees and invitees shall have the nonexclusive right to use the Common Area as constituted from time to time, such use to be in common with Landlord, other tenants of the Building and other persons entitled to use the same, and subject to such reasonable rules and regulations governing use as Landlord may from time to time prescribe. Tenant shall not solicit business or display merchandise within the Common Area, or distribute handbills therein, or take any action which would interfere with the rights of other persons to use the Common Area. Landlord may temporarily close any part of the Common Area for such periods of time as may be necessary to prevent the public from obtaining prescriptive rights or to make repairs or alterations.

     22.  RULES AND REGULATIONS. Tenant, and Tenant's agents, employees and
          ---------------------
invitees shall comply fully with all requirements of the rules and regulations of the Building which are attached hereto as Exhibit C and made a part hereof.
                                             ---------
Landlord shall at all times have the right to change such rules and regulations or to amend or supplement them in such manner as may be deemed advisable for the safety, care and cleanliness of the Leased Premises and the Building and for preservation of good order therein, all of which rules and regulations, changes and amendments shall be forwarded to Tenant and shall be carried out and observed by Tenant. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, agents and invitees of Tenant. Such rules and regulations shall be applied uniformly to all tenants of the Building.

     23.  TAXES. Tenant shall be liable for the timely payment of all taxes
          -----
levied or assessed against personal property, furniture or fixtures or equipment placed by Tenant in the Leased Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures or equipment placed by Tenant in the Leased Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

     24.  INSURANCE. Tenant shall, at Tenant's expense, procure and maintain
          ---------
throughout the Term of this Lease a policy or policies of comprehensive public liability insurance, contractual liability insurance and property damage insurance, issued by insurers of recognized responsibility, authorized to do business in the State in which the Building is located, insuring Tenant and Landlord against any and all liability for injury to or death of a person or persons, occasioned by or arising out of or in connection with the use or occupancy of the Leased Premises, the limits of such policy or policies to be in an amount of not less than $1,000,000 combined single limit with respect to any one (1) occurrence, and shall furnish evidence satisfactory to Landlord of the maintenance of such insurance. Tenant shall obtain a written obligation on the part of each insurer to notify Landlord at least fifteen (15) days prior to modification or cancellation of such insurance. In the event Tenant shall not have delivered to Landlord a policy or certificate evidencing such insurance at least fifteen (15) days prior to the Commencement Date and at least fifteen (15) days prior to the expiration dates of each expiring policy, Landlord may obtain such insurance as Landlord may reasonably require to protect Landlord's interest. The cost for such policies shall be paid by Tenant to Landlord as additional rental upon demand plus an administrative charge as determined by Landlord.

     25.  PARKING. Landlord hereby leases to Tenant and Tenant hereby leases
          -------
from Landlord the number of parking spaces specified in Paragraph 1.S. hereof in the parking facility from time to time associated with the Building at the prevailing market rental established by Landlord from time to time for similar parking spaces in such parking facility. Tenant shall pay to Landlord the prevailing market rental from time to time established by Landlord for such number of parking spaces as additional rental monthly together with and in addition to Base Rental, whether or not such number of parking spaces are in use. Tenant may not increase or decrease such number of parking spaces without the prior written consent of Landlord. Tenant agrees to comply with such reasonable rules and regulations as may be promulgated from time to time for the use of such parking facility, including, without limitation, rules and regulations requiring the parking of vehicles in designated spaces or areas to the exclusion of other spaces or areas. Parking spaces will be unassigned, provided that Landlord may at any time assign parking spaces. Tenant shall, if requested by Landlord, furnish to Landlord a complete list of the license plate numbers of all vehicles operated by Tenant, Tenant's employees and agents. Landlord shall not be liable for any damage of any nature whatsoever to, or any theft of, vehicles, or contents therein, in or about such parking facility. During temporary periods of construction or repair, Landlord shall use Landlord's best efforts to provide suitable substitute parking facilities in reasonable proximity to the Building; provided, however, if for any reason Landlord fails or is unable to provide suitable substitute parking facilities in reasonable proximity to the Building, Landlord shall not be deemed to be in default hereunder, but Tenant's obligation to pay the prevailing market rental for any such parking spaces shall cease for so long as Tenant does not have the use of such parking spaces and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of such failure or inability to provide such parking spaces.

     26.  PERSONAL LIABILITY. The liability of Landlord to Tenant for any
          ------------------
default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Building and in the Land, and neither Landlord, nor any party comprising Landlord, shall be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

     27.  NOTICE. Any notice which may or shall be given under the terms of this
          ------
Lease shall be in writing and shall be either delivered by hand (including commercially recognized messenger and express mail service) or sent by United States Mail, registered or certified, return receipt requested, postage prepaid, if for Landlord, to the Building office and at the address specified in Paragraph 1.C. hereof, or if for Tenant, to the Leased Premises or, if prior to the Commencement Date, at the address specified in Paragraph 1.E. hereof, or at such other addresses as either party may have theretofore specified by written notice delivered in accordance herewith. Such address may be changed from time to time by either party by giving notice as provided herein. Notice shall be deemed given when delivered (if delivered by hand) or, whether actually received or not, when postmarked (if sent by mail). If the term "Tenant" as used in this Lease refers to more than one (1) person and/or entity, and notice given as aforesaid to any one of such persons and/or entities shall be deemed to have been duly given to Tenant.

     28.  LANDLORD'S MORTGAGEE. If the Building and/or Leased Premises are at
          --------------------
any time subject to a ground lease, mortgage, deed of trust or other lien, then in any instance in which Tenant gives notice to Landlord alleging default by Landlord hereunder, Tenant will also simultaneously give a copy of such notice to each Landlord's Mortgagee (provided Landlord or Landlord's Mortgagee shall have advised Tenant of the name and address of Landlord's Mortgagee) and each Landlord's Mortgagee shall have the right (but no obligation) to cure or remedy such default during the period that is permitted to Landlord hereunder, plus an additional period of thirty (30) days, and Tenant will accept such curative or remedial action (if any) taken by Landlord's Mortgagee with the same effect as if such action had been taken by Landlord.

     29.  BROKERAGE.  Tenant represents and warrants that it has dealt with no
          ---------
broker, agent or other person in connection with this transaction, other than Broker specified in Paragraph 1.R. hereof, and that no broker, agent or other person brought about this transaction, other than Broker specified in Paragraph 1.R. hereof, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Paragraph 29 shall survive the termination of this Lease.

     30.  PREPAID RENTAL. Landlord hereby acknowledges receipt from Tenant of
          --------------
the sum stated in Paragraph 1.M. hereof to be applied to the first accruing monthly installments of rental.


     31.  SPRINKLERS.  If there now is or shall be installed in the Building
          ----------
a sprinkler system, and such system or any of its components shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents servants, employees, licensees or visitors, then Tenant shall forthwith restore the same to good working condition at Tenant's own expense; and if the Board of Fire Underwriters or any bureau, department or official of the state or local government require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures or other contents of the Leased Premises, or for any other reason, or if any such changes, modifications alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by the Board of Fire Underwriters, or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     32.  LICENSE FOR MICROWAVE DISH ANTENNA.
          ----------------------------------

          A. Effective as of the Commencement Date, and subject to the terms, provisions, and obligations of this Lease, for so long as the Lease remains in full force and effect and there is no uncured Event of Default thereunder, Landlord grants to Tenant a non-exclusive license to install, at Tenant's sole cost and expense, a microwave dish antenna, not to exceed three (3) feet in diameter on the roof of the Building. Additionally, subject to Landlord's prior written approval of plans and specifications relating thereto, Tenant shall have the right to install such wire, conduits, cables and other materials as necessary to connect the microwave dish antenna to Tenant's allied machinery and equipment (the microwave dish antenna and connecting material being collectively referred to as the "Installation"). The specific location of the Installation shall be subject to Landlord's prior written approval, such approval not be unreasonably withheld or delayed. The Installation shall be used solely for the purpose of providing communication services.

          B. Tenant shall construct and install the Installation, or have the Installation constructed and installed, in a first class and workmanlike manner. The Installation shall be constructed in accordance with plans and specifications prepared or caused to be prepared by Tenant, at Tenant's sole cost and expense, and approved in advance, in writing, by Landlord. The Installation shall be constructed, installed, maintained and operated in accordance with all applicable laws and ordinances and all covenants, conditions and restrictions affecting the Project. Tenant shall, at Tenant's cost and subject to reasonable security regulations of Landlord, repair and maintain the Installation. Landlord agrees that Tenant and representatives designated by Tenant and approved by Landlord shall have reasonable access to the Installation in order to install, operate, maintain, inspect and remove as required, the Installation, except when reasonable safety and security requirements of Landlord preclude such access.

          C. Tenant shall not commence the construction of any portion of the Installation until (i) Landlord has approved, in writing, the contractors who shall perform such work, and (ii) Tenant has delivered to Landlord releases or waivers of mechanic's and materialmen's liens for such work by all parties who shall furnish materials or services or perform labor of any kind in connection with the Installation.

          D. Landlord shall permit Tenant and Tenant's agents and contractors to enter, at such times as are reasonably satisfactory to Landlord, applicable portions of the Project in order that Tenant may perform, construct and install the Installation. The foregoing license to enter the applicable portions of the Project is conditioned upon Tenant's workmen and mechanics working in harmony and not materially interfering with the labor employed by Landlord, Landlord's mechanics or contractors, or with any other tenant or their contractors. Such license is further conditioned upon workers' compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms reasonably satisfactory to Landlord, being provided and at all times maintained by Tenant's contractors, and certificates of such insurance being furnished to Landlord prior to proceeding with the work. If at any time such entry shall cause material disharmony or interference to other tenants, contractors or labor for any reason whatsoever including, without limitation, strikes or other work stoppages, then this license may be immediately revoked by Landlord unless such disharmony or interference is caused by the willful misconduct or intentional acts by Landlord, Landlord's agents or contractors. Such entry shall be deemed to be under all of the terms, covenants, provisions and conditions of the Lease. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of the Installation, the same being solely at Tenant's risk.

          E. Tenant shall indemnify and hold Landlord harmless from and against any and all demands, liability, liens, claims, losses, costs and expenses (including reasonable attorneys' fees) relating to or arising from the design, construction, installation, operation and removal of the Installation. Notwithstanding the fact that Landlord may, from time to time, review all applicable plans and specifications and monitor the construction of the Installation, Landlord shall have no obligation or liability to Tenant relating to or arising from the workmanship or materials employed in the construction and preparation of the Installation and the related planning and design services.

          F. Landlord reserves the right to relocate the Installation at any time and from time to time for a reasonable purpose to Landlord's operations or utilization of the Project, and Tenant shall cause the Installation to be moved to the new route at Tenant's cost within a reasonable time after notice from Landlord containing the details of the new route, and the license granted in this paragraph shall be deemed amended to the new route effective upon the receipt of the notice. Landlord shall have the right, without liability to Tenant, to remove the Installation from the previous location if Tenant has not relocated the Installation to the new route within the permitted time period, which removal may involve cutting any or all cables or otherwise interrupting service through the Installation. In the event of such action, Tenant shall save and hold Landlord harmless from and against any and all demands, liability, liens, claims, losses, costs and expenses (including reasonable attorneys' fees) relating to or arising from the removal of the Installation and any interruption of service cause thereby.

          G. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall remove the Installation and related improvements in a good workmanlike manner, and Tenant will repair any damage occasioned by such removal. If Tenant fails to remove the Installation within thirty (30) days after the expiration or earlier termination of the Term of this Lease, Landlord shall have the right, but not the obligation, to elect either (i) to remove the Installation at Tenant's cost and expense, and Landlord shall have no liability for the return of, or damage to, the Installation, or (ii) to treat the Installation as abandoned by Tenant.

          H. Landlord reserves the right to grant to other parties, as Landlord may desire, the right to install telephone lines, conduit, cable, and other telecommunications equipment and materials in, on, over, under and through all or any portion of the Project. Tenant shall have no right to install telephone lines, conduit, cable or telecommunications equipment or materials other than as expressly defined and delineated in this Lease without the prior written approval of Landlord, which approval may be withheld in Landlord's sole and absolute discretion and/or conditioned upon such terms and conditions as Landlord may, in its discretion, require.

     33.  INTERCONNECTION RIGHTS.
          ----------------------

          A. Landlord acknowledges that the nature of Tenant's business may require it to interconnect with other telecommunications companies which may also be located in the Building. Landlord agrees that Tenant may, subject to Landlord's prior written approval, which approval, subject to the following provisions, shall not be unreasonably withheld:

               i. install, maintain and use cable, conduits, wires, cable ducts, telephone closets and ladder racks for the conduct of its business between the Leased Premises and other parts of the Building; and

               ii. directly connect to, interface with, or otherwise attach to, the lines and facilities of the public utilities supplying electrical or telephone services to the Building, for additional electric energy and telephone connections to the Leased Premises.

          B. In the event that Tenant desires to make any of the foregoing modifications or improvements, Tenant shall provide written notice to Landlord describing the type, size, location and manner of such desired modification or improvement. Landlord shall, within three (3) business days of receipt of such written notice, advise Tenant in writing of Landlord's approval or disapproval of such requested modification or improvement, or of the requirement that Tenant submit detailed drawings and specifications of such modification or improvement. If Landlord notifies Tenant of the requirement that Tenant submit detailed drawings and specifications, Tenant may then elect to withdraw its request or submit detailed drawings and specifications, at Tenant's sole cost and expense, regarding such modification or improvement. In the event Tenant elects to provide detailed drawings and specifications, Landlord shall have three (3) business days from the receipt of such detailed drawings and specifications to notify Tenant of Landlord's approval or disapproval of such modification or improvement. Tenant agrees that Landlord's disapproval of any of the foregoing modifications and improvements shall be reasonable if any such modifications or improvements have a material negative impact on any Building electrical, mechanical, plumbing or other system or the structural or aesthetic integrity of the Building or if space is not available for such installation after taking into consideration the needs of Landlord and of other tenants in the Building. Subject to Landlord's prior written approval, Tenant shall have access to and use of all common areas, lines, chase ways and ways of passage in the Building and the Leased Premises necessary to effectuate the rights set forth in this paragraph, provided said access and use does not interfere with the operation of the Building, the existing equipment of other tenants or Landlord's obligations to other tenants in the Building. Any installation carried out by Tenant pursuant to this paragraph shall be at Tenant's sole cost and expense, shall be performed in accordance with the other provisions of this Lease, and shall comply with all applicable federal, state and local laws and ordinances. Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, cost, claim and liability (including all attorneys' fees) for injuries to all persons and for damage to or loss of all property arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, or contractors relating to the installation, maintenance, operation and removal of such improvements, installations and modifications. Notwithstanding any contrary provision herein, Landlord shall have the right to relocate, at Landlord's expense, any and all of the improvements described in this Paragraph 33 to another location in the Project, as Landlord shall elect at any time and from time to time for a reasonable purpose to Landlord's operations or utilization of the Project; provided, however, that no such relocation may have any detrimental effect on Tenant's use and operation of such improvements. Tenant shall cause such improvements to be moved to the new location within a reasonable time after notice from Landlord containing the details of the new location, and the license granted in this paragraph shall be deemed amended to the new location effective upon the receipt of the notice. Landlord shall have the right, without liability to Tenant, to remove such improvements from the previous location if Tenant has not relocated such improvements to the new location within the permitted time period, which removal may involve cutting any or all cables or otherwise interrupting service through such improvements. In the event of such action, Tenant shall save and hold Landlord harmless from and against any and all demands, liability, liens, claims, losses, costs and expenses (including reasonable attorneys' fees) relating to or arising from the removal of such improvements and any interruption of service caused thereby.

          C. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall remove any and all of the improvements described in this Paragraph 33 in a good and workmanlike manner, and Tenant will repair any damage occasioned by such removal. If Tenant fails to remove such improvements within thirty (30) days after the expiration or earlier termination of the Term of this Lease, Landlord shall have the right, but not the obligation, to elect either
(i) to remove such improvements at Tenant's cost and expense, and Landlord shall have no liability for the return of, or damage to, such improvements, or (ii) to treat such improvements as abandoned by Tenant.

     34.  EMERGENCY GENERATOR.
          -------------------

          A. Tenant shall have the right, subject to Landlord's weight stress, load bearing and ventilation requirements and at Tenant's sole cost and expense, to install and maintain an emergency generator at the location set forth on Exhibit D attached hereto and made a part hereof for all purposes. Tenant shall
---------
maintain, at Tenant's sole cost and expense, a fence around such emergency generator. Additionally, subject to Landlord's prior written approval of plans and specifications relating thereto, Tenant shall have the right to install such wire, conduits, cables and other materials as necessary to connect such emergency generator to the Leased Premises (the emergency generator and connecting material, being collectively referred to as the "Generator Installation"). Tenant shall be responsible for all costs and expenses arising from and relating to the Generator Installation. The Generator Installation shall be in compliance with all applicable federal, state and local laws and ordinances and Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, claim and liability arising from Tenant's failure to satisfy such requirement. Landlord agrees that Tenant and representatives designated by Tenant and approved by Landlord shall have reasonable access to the Generator Installation in order to install, operate, maintain, inspect and remove as required, the Generator Installation, except when reasonable safety and security requirements of Landlord preclude such access. Landlord shall not unreasonably interfere with or impair Tenant's use, operation, maintenance or repair of the Generator Installation. Subject to Landlord's obligation not to unreasonably interfere with or impair Tenant's use, operation, maintenance or repair of the Generator Installation, Landlord reserves the right to lease space in the Project to other tenants, as Landlord may desire, for any purpose, including the installation and operation of a separate emergency generator. Notwithstanding any contrary provision contained herein, Landlord shall have the right to relocate, at Landlord's sole expense, the Generator Installation to another location in the Project, as Landlord shall elect; provided, however, that no such relocation may result in any additional cost or expense to Tenant or have any detrimental effect on Tenant's use and operation of the Generator Installation.

          B. Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, cost, claim and liability (including all attorneys' fees) for injuries to all persons and for damage to or loss of all property arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, or contractors relating to the installation, maintenance, operation or removal of the Generator Installation.

          C. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall remove the Generator Installation and related improvements in a good and workmanlike manner, and Tenant will repair any damage occasioned by such removal. If Tenant fails to remove the Generator Installation within thirty (30) days after the expiration or earlier termination of the Term of this Lease, Landlord shall have the right, but not the obligation, to elect either
(i) to remove the Generator Installation at Tenant's cost and expense, and Landlord shall have no liability for the return of, or damage to, the Generator Installation, or (ii) to treat the Generator Installation as abandoned by Tenant.

     35.  SUPPLEMENTAL HVAC.
          -----------------

          A. Tenant shall have the right to install and maintain, at Tenant's sole cost and expense, supplemental air-conditioning equipment at the location set forth on Exhibit D attached
             ---------
hereto. Tenant shall maintain, at Tenant's sole cost and expense, a fence around such supplemental air conditioning equipment. Additionally, subject to Landlord's prior written approval of plans and specifications relating thereto, Tenant shall have the right to install such wire, conduits, cables and other materials as necessary to connect such supplemental air conditioning equipment to the Leased Premises (the supplemental air conditioning equipment and connecting material being collectively referred to as the "HVAC Installation"). Landlord agrees not to unreasonably withhold or delay its approval regarding matters involving the HVAC Installation on which Landlord's approval is required. Tenant shall be responsible for all costs and expenses arising from and relating to the HVAC Installation. The HVAC Installation shall be in compliance with all applicable federal, state and local laws and ordinances and Tenant shall indemnify and hold Landlord harmless from and against any all loss, cost, claim and liability arising from Tenant's failure to satisfy such requirement.

          B. Tenant agrees to indemnify and hold Landlord harmless from and against and all loss, cost, claim and liability (including all attorneys' fees) for injuries to all persons and for damage to or loss of all property arising or alleged to arise from any act or omission of Tenant or Tenant's agents, employees, or contractors relating to the installation, maintenance, operation or removal of the Installation, except to the extent such injury, damage or loss of property is caused by Landlord's negligence or willful misconduct.

          C. Landlord agrees that Tenant and representatives designated by Tenant and approved by Landlord shall have reasonable access to the HVAC Installation in order to install, operate, maintain, inspect and remove as required, the HVAC Installation, except when reasonable safety and security requirements of Landlord preclude such access. Landlord shall not unreasonably interfere with or impair Tenant's use, operation, maintenance or repair of the HVAC Installation.

          D. Subject to Landlord's obligation not to unreasonably interfere with or impair Tenant's use, operation, maintenance, or repair of the HVAC Installation, Landlord reserves the right to lease space in the Project to other tenants, as Landlord may desire, for any purpose, including the installation and operation of supplemental air conditioning equipment.

          E. Notwithstanding any contrary provision contained herein, Landlord shall have the right to relocate, at Landlord's sole expense, the HVAC Installation to another location in the Project, as Landlord shall elect; provided, however, that no such relocation may result in any additional cost or expense to Tenant or have any detrimental effect on Tenant's use and operation of the HVAC Installation.

          F. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall remove the HVAC Installation and related improvements in a good workmanlike manner, and Tenant will repair any damage occasioned by such removal. If Tenant fails to remove the HVAC Installation within thirty (30) days after the expiration or earlier termination of the Term of this Lease, Landlord shall have the right, but not the obligation, to elect either (i) to remove the HVAC Installation at Tenant's costs and expense, and Landlord shall have no liability for the return of, or damage to, the HVAC Installation, or (ii) to treat the HVAC Installation as abandoned by Tenant.

     36.  TENANT FINISH.
          -------------

          A. Tenant shall construct or have constructed in a first class and workmanlike manner the tenant finish improvements (the "Tenant Finish Work") to be constructed and installed in the Leased Premises. The Tenant Finish Work shall be constructed in accordance with plans and specifications (the "Plans") prepared or caused to be prepared by Tenant, at Tenant's sole cost and expense, and approved in advance, in writing, by Landlord, such approval not to be unreasonably withheld or delayed; provided, however, that Landlord shall be deemed to have reasonably withheld its consent if Landlord withholds its consent because any proposed tenant finish improvements negatively impacts any system of the Building including, without limitation, the Building's floor load-bearing requirements or its mechanical, electrical, plumbing or HVAC systems. Landlord agrees to review the Plans, to approve same or note any changes reasonably required by Landlord, and return the Plans to Tenant within fifteen (15) business days following Landlord's receipt of the Plans from Tenant ("Landlord's Review Period"). In the event Landlord does not do so within Landlord's Review Period, then the date of August 1, 1996 referenced in Paragraph 1.J. of this Lease shall be delayed by one (1) day for each day in the period commencing on the last day of Landlord's Review Period and ending on the day Landlord returns the Plans to Tenant with Landlord's approval or requested changes. In the event Landlord does not comply with the foregoing review process within thirty (30) business days following receipt of the Plans from Tenant, Tenant may, as Tenant's sole and exclusive remedy, terminate this Lease by delivering written notice of such termination to Landlord prior to the date Landlord returns the Plans to Tenant with Landlord's approval or Landlord's requested changes. The Tenant Finish Work shall be constructed in accordance with all applicable building laws and ordinances and all covenants, conditions and restrictions affecting the Project. Tenant shall obtain Landlord's written approval of Tenant's bid package prior to delivering the bid package to prospective contractors, such approval not to be unreasonably withheld or delayed.

          B. Tenant shall not commence the construction of any portion of the Tenant Finish Work until Landlord has approved, in writing, the contractors who shall perform the Tenant Finish Work, including, without limitation, the mechanical, electrical, and plumbing contractors, such approval not to be unreasonably withheld or delayed.

          C. Landlord shall permit Tenant and Tenant's agents to enter the Leased Premises as of May 1, 1996 in order that Tenant may perform the Tenant Finish Work through Tenant's own contractors. The foregoing license to enter prior to the Commencement Date is conditioned upon Tenant's workmen and mechanics working in harmony and not materially interfering with the labor employed by Landlord, Landlord's mechanics or contractors or with any other tenant or their contractors. Such license is further conditioned upon workers' compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms reasonably satisfactory to Landlord, being provided and at all times maintained by Tenant's contractors engaged in the performance of the Tenant Finish Work, and certificates of such insurance being furnished to Landlord prior to proceeding with the work. If at any time such entry shall cause material disharmony or interference to other tenants, contractors or labor for any reason whatsoever including, without limitation, strikes or other work stoppages and if Tenant has not caused such disharmony or interference to promptly cease following notice thereof to Tenant, then this license may be immediately revoked by Landlord until such disharmony or interference ceases. Such entry shall be deemed to be under all of terms, covenants, provisions and conditions of the Lease. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of the Tenant Finish Work prior to or after the Commencement Date, the same being solely at Tenant's risk.

          D. Tenant shall indemnify and hold Landlord harmless from and against any and all demands, liability, liens, claims, losses, costs and expenses (including reasonable attorneys' fees) relating to or arising from the design, construction and installation of the Tenant Finish Work. Such indemnity shall not apply where such demands, liability, claims, losses, costs and expenses arise in whole or in part from the negligence of Landlord. Notwithstanding the fact that Landlord may, from time to time, review all applicable plans and specifications and monitor the progress of the Tenant Finish Work, Landlord shall have no obligation or liability to Tenant relating to or arising from the workmanship or materials employed in the construction and preparation of the Tenant Finish Work and the related space planning and architectural services.

          E. The costs and expenses of installing and constructing the Tenant finish Work shall be borne solely by Tenant; provided, however that Landlord shall provide to Tenant an allowance (the "Finish Allowance") with respect to the construction of the Tenant Finish Work in an amount equal to the product of Five and 25/100 Dollars ($5.25) multiplied by the number of rentable square feet of area located in the Leased Premises. The Finish Allowance shall be disbursed to Tenant as follows:

          (i) One-half (1/2) of the Finish Allowance shall be paid to Tenant within thirty (30) days following (a) the completion of one-half (1/2) of the Tenant Finish Work, as reasonably determined by a representative of Landlord, and (b) Tenant's delivery to Landlord of the paid bills or invoices for such work and unconditional releases or waivers of mechanic's and materialmen's liens from all parties who have furnished materials or services or performed labor of any kind in connection with the Tenant Finish Work; and

          (ii) The remainder of the Finish Allowance shall be paid to Tenant within thirty (30) days following (a) the final completion of the Tenant Finish Work, as reasonably determined by a representative of Landlord, and
     (b) Tenant's delivery to Landlord of the paid bills or invoices for such work and final unconditional releases or waivers of mechanic's and materialmen's liens from all parties who have furnished materials or services or performed labor of any kind in connection with the Tenant Finish Work.

Tenant shall be entitled only to that portion of the Finish Allowance which is evidenced by paid bills or invoices for Tenant Finish Work actually performed by third parties, and any unused portion of the Finish Allowance as of the Commencement Date shall be the sole and exclusive property of Landlord.

     37.  RIGHT OF FIRST REFUSAL. Provided this Lease is then in full force and
          ----------------------
effect and there is no uncured Event of Default hereunder, Tenant shall have the right of first refusal to Lease additional space in the Building (the "ROFR Area") identified as such on Exhibit A to this Lease. Such right of first
                             ----------
refusal shall be exercisable at the following times and upon the following conditions.

          (a) If during the term of this Lease, Landlord receives a bona fide offer from a prospective tenant (the "Prospective Tenant") to Lease premises (the "Offered Premises") in the Building containing all or any part of the ROFR Area, and Landlord desires to accept such offer, Landlord shall notify Tenant of such fact. Tenant shall have a period of five (5) business days from the date of delivery of such notice to notify Landlord whether Tenant elects to exercise the right granted hereby to Lease the Offered Premises. If Tenant fails to give any notice to Landlord within the required five (5) business day period, Tenant shall be deemed to have refused its right to lease all or any portion of the Offered Premises.

          (b) If Tenant refuses its right to lease the Offered Premises, either by giving written notice thereof or by failing to give any notice, Landlord shall thereafter have the right to lease the Offered Premises to the Prospective Tenant on such terms and provisions as may be acceptable to Landlord, provided such terms and provisions are not more favorable than the terms and provisions set forth in the notice from Landlord to Tenant. If Landlord and the Prospective Tenant fail to enter into a Lease, Tenant shall have the right of first refusal described herein with respect to any subsequent bona fide offers from other prospective tenants.

          (c) If Tenant exercises its right to Lease the Offered Premises, Landlord and Tenant shall, within ten (10) days after Tenant delivers to Landlord notice of its election, enter into a Lease agreement with respect to the Offered Premises on the same terms, covenants, and conditions as are contained in this Lease, except as follows:

          (i) The rentable area of the Offered Premises shall be equal to the area offered to be leased by the Prospective Tenant.

         (ii) The Base Rental rate to be paid for the Offered Premises shall be equal to the base rental rate offered to be paid by the Prospective Tenant, including any offered increases from time to time in such rental rate; provided, however, that in the event the date on which the term of the lease offered to the Prospective Tenant (the "Prospective Tenant's Term") expires is a date earlier than the date on which the Term of this Lease expires, then the Base Rental rate to be paid for the Offered Premises for the period commencing on the day following the date the Prospective Tenant's Term would have expired shall be the then prevailing market base rental rate per rentable square foot per annum charged for comparable office space in comparable buildings in the central business district of Dallas, Texas.

        (iii) The Base Operating Expenses Rate in effect for the Offered Premises shall be equal to the base operating expenses rate offered to the Prospective Tenant, including any offered increases from time to time in such rate.

         (iv) The payment of monthly installments of Base Rental with respect to the Offered Premises shall commence on the effective date of the lease of the Offered Premises as offered to the Prospective Tenant, or in the event no specific effective date was so offered, on the date mutually acceptable to Landlord and Tenant, and rent for any partial month shall be prorated.

          (v) Possession of such portion of the Offered Premises shall be delivered to Tenant on the basis offered to the Prospective Tenant, provided, however, that in the event the date on which the Prospective Tenant's Term expires is a date later than the date on which the Term of the Lease expires, then the tenant finish allowance offered to the Prospective Tenant shall be multiplied by a fraction, the numerator of which shall be the total number of months (as of the effective date of the demise of the Offered Premises) remaining in the Lease, and the denominator of which shall be the total number of months contained in the term of the Lease.

     offered to the Prospective Tenant, and if no specific basis was so offered, on a basis mutually acceptable to Landlord and Tenant. Landlord will use reasonable diligence to make the Offered Premises available to Tenant as soon after the effective date stated above as it can. Landlord shall not be liable for the failure to give possession of the Offered Premises on said date by reason of the holding over or retention of possession of any tenant, tenants, or occupants, nor shall such failure impair the validity of this Lease, nor extend the term hereof, but the rent for the Offered Premises shall be abated until possession is delivered to Tenant and such abatement shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of said failure to give possession of the Offered Premises to Tenant on the scheduled effective date.

        (vi) The term of the Lease of the Offered Premises shall commence on the date determined pursuant to subparagraph (c) (iv) above, and shall continue thereafter until the date on which the Term of the Lease terminates.

        (vii) In the event the date on which the Prospective Tenant's Term expires is a date later than the date on which the Term of the Lease expires, then any and all allowances and credits offered to the Prospective Tenant shall be multiplied by a fraction, the numerator of which shall be the total number of months (as of the effective date of the demise of the Offered Premises) remaining in the Term of the Lease, and the denominator of which shall be the total number of months contained in the term of the lease offered to the Prospective Tenant.

          (d) Notwithstanding anything herein to the contrary, Tenant's right of first refusal pursuant to this paragraph shall be subordinate to any and all rights, including without limitation, renewal rights, expansion rights, rights of first refusal and rights of first offer, under any existing lease demising premises in the Building. Landlord represents that there are no such superior rights with respect to the ROFR Area.

          (e) The right of refusal hereby granted Tenant shall cease on, and be ineffective after, the expiration of the first five (5) years of the Term of this Lease, whether or not any option to renew and extend this Lease is exercised by Tenant.

          (f) Any assignment or subletting by Tenant of this Lease, or any termination of this Lease, shall terminate the refusal right of Tenant hereby granted.

     38.  RENEWAL OPTION. If there is no uncured Event of Default hereunder,
          --------------
Tenant shall have the right to renew the term of this Lease for one (1) additional period of five (5) years upon the same terms, conditions and provisions applicable to the then current term of this Lease (unless otherwise expressly provided herein), except that the annual Base Rental for the additional term of five (5) years shall be the greater of either:

          (a) the product of (i) the number of rentable square feet then contained in the Leased Premises multiplied by (ii) an amount equal to the then prevailing market base rental rate per rentable square foot per annum charged for comparable office space in comparable buildings in the central business district of Dallas, Texas (taking into consideration use, location and floor level, size of space, definition of rentable area, quality, age and location of the applicable building, financial status of Tenant, rental concessions, tenant improvements and refurbishment allowances, expense stop, moving allowances, architectural allowances, parking rental concessions, brokerage commissions, other inducements, the time the particular rate under consideration became effective and all other relevant factors); or

          (b) the product of (i) the number of square feet of rentable area then contained in the Leased Premises multiplied by (ii) the Base Rental rate in effect with respect to the Leased Premises during the last year of the then existing term of this Lease.

     Tenant shall evidence its intent to exercise its right of renewal by delivering to Landlord written notice ("Tenant's Notice") of Tenant's desire to renew the Term of this Lease as aforesaid at least six (6) months (but not more than twelve (12) months) prior to the expiration of the then current Term of this Lease. Tenant's failure to timely deliver Tenant's Notice shall automatically extinguish Tenant's right to renew detailed herein. Within thirty
(30) days following delivery of Tenant's Notice, Landlord shall deliver to Tenant a written notice ("Landlord's Notice") specifying the Base Rental rate per rentable square foot per annum for the additional term of five (5) years. Tenant shall have thirty (30) days following delivery of Landlord's Notice to notify Landlord in writing ("Tenant's Renewal Notice") of (i) Tenant's exercise of its right to renew the Lease at the Base Rental rate proposed by Landlord,
(ii) Tenant's exercise of its right to renew the Lease but Tenant's contest of the Base Rental rate proposed by Landlord, or (iii) Tenant's election not to exercise its right to renew the Lease. Tenant's failure to timely deliver Tenant's Renewal Notice shall automatically extinguish Tenant's right to renew detailed herein. If Tenant fails to contest Landlord's designated Base Rental rate in Tenant's Renewal Notice, Tenant shall be deemed to have waived its right to so contest. Tenant's election to contest Landlord's designated Base Rental rate in Tenant's Renewal Notice shall be deemed an exercise of Tenant's right to renew the Term of the Lease with the Base Rental rate being the rate determined by the below-described appraisal process.

     In the event Tenant timely contests Landlord's designated Base Rental rate, Landlord and Tenant shall attempt to agree upon the market base rental rate. In the event Landlord and Tenant cannot agree upon the market base rental rate on or before three (3) months prior to the expiration of the then current Term of the Lease, Landlord and Tenant within ten (10) days thereafter, shall each appoint and employ, at its cost, a real estate appraiser (who shall be a member of the American Institute of Real Estate Appraisers (MAI) with a minimum of ten years' experience in the area of office building appraisals or leasing in Dallas County, Texas, and neither of whom shall be employees or former employees of either Landlord or Tenant or otherwise affiliated with either Landlord or Tenant) to appraise and establish the prevailing market base rental rate. The two appraisers, thus appointed, shall meet promptly and attempt to agree upon and designate a third appraiser meeting the qualifications set forth above within ten (10) days after the last of the two appraisers were appointed. If they are unable to agree on the third appraiser, either of the parties, after giving five (5) days notice to the other, may apply to the appropriate court of the county in which the Building is located for the selection of a third appraiser meeting the qualifications stated above. Each of the parties shall bear one-half of the cost of the appointment of the third appraiser and of the third appraiser's fee. Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall agree upon the prevailing market base rental rate. If a majority of the appraisers are unable to agree within the stipulated time, then each appraiser shall render his separate appraisal within such time, and the three appraisals shall be averaged in order to establish such rate; provided, however, if the low appraisal and/or the high appraisal are more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two appraisals shall be averaged in order to establish such rate. If both the low appraisal and the high appraisal are disregarded, the middle appraisal shall establish such rate. After the prevailing market base rental has been established, the appraisers shall immediately notify the parties in writing. The decision of the above-described appraisal process shall be binding upon the parties and enforceable by a court of competent jurisdiction.

     Tenant shall have no right to renew the Term of this Lease following the expiration of the renewal term of five (5) years detailed herein.

     39.  MISCELLANEOUS.
          -------------

          A. Provided Tenant complies with Tenant's covenants, duties and obligations hereunder, Tenant shall quietly have, hold and enjoy the Leased Premises subject to the terms and provisions of this Lease without hinderance from Landlord or any person or entity claiming by, through or under Landlord.

          B. In any circumstance where Landlord is permitted to enter upon the Leased Premises during the Term of this Lease, whether for the purpose of curing any default of Tenant, repairing damage resulting from fire or other casualty or an eminent domain taking or is otherwise permitted hereunder or by law to go upon the Leased Premises, no such entry shall constitute an eviction or disturbance of Tenant's use and possession of the Leased Premises or a breach by Landlord of any of Landlord's obligations hereunder or render Landlord liable for damages for loss of business or otherwise or entitle Tenant to be relieved from any of Tenant's obligations hereunder or grant Tenant any right of setoff or recoupment or other remedy; and in connection with any such entry incident to performance of repairs, replacements, maintenance or construction, all of the aforesaid provisions shall be applicable notwithstanding that Landlord may elect to take building materials in, to or upon the Leased Premises that may be required or utilized in connection with such entry by Landlord.

          C.   [Intentionally Deleted.]

          D. Landlord may restain or enjoin any breach or threatened breach of any covenant, duty or obligation of Tenant herein contained without the necessity of providing the inadequacy of any legal remedy or irreparable harm. The remedies of Landlord hereunder shall be deemed cumulative, and no remedy of landlord, whether exercised by Landlord or not, shall be deemed to be in exclusion of any other. Except as may be otherwise herein expressly provided, in all circumstances under this Lease where prior consent or permission of one (1) party ("first party") is required before the other party ("second party") is authorized to take any particular type of action, the matter of whether to grant such consent or permission shall be within the sole and exclusive judgment and discretion of the first party; and it shall not constitute any nature of breach by the first party hereunder or any defense to the performance of any covenant, duty or obligation of the second party hereunder that the first party delayed or withheld the granting of such consent or permission, whether or not the delay or withholding of such consent or permission was prudent or reasonable or based on good cause.

          E. In all instances where Tenant is required to pay any sum or do any act at a particular indicated time or within an indicated period, it is understood that time is of the essence.

          F. The obligation of Tenant to pay all rental and other sums hereunder provided to be paid by Tenant and the obligation of the Tenant to perform Tenant's other covenants and duties hereunder constitute independent, unconditional obligations to be performed at all times provided for hereunder, save and except only when an abatement thereof or reduction therein is hereinabove expressly provided for and not otherwise. Tenant waives and relinquishes all rights which Tenant might have to claim any nature of lien against or withhold, or deduct from or offset against any rental and other sums provided hereunder to be paid Landlord by Tenant. Tenant waives and relinquishes any right to assert, either as a claim or as a defense, that Landlord is bound to perform or is liable for the nonperformance of any implied covenant or implied duty of Landlord not expressly herein set forth.

          G. Under no circumstances whatsoever shall Landlord ever be liable hereunder for consequential damages or special damages.

          H. Landlord retains the exclusive right to create any additional improvements to structural and/or mechanical systems, interior and exterior walls and/or glass, which Landlord deems necessary without the prior consent of Tenant.

          I. All monetary obligations of Landlord and Tenant (including, without limitation, any monetary obligation of Landlord or Tenant for damages for any breach of the respective covenants, duties or obligations of Landlord or Tenant hereunder) are performable exclusively in the county in which the Building is located.

          J. The laws of the State in which the Building is located shall govern the interpretation, validity, performance and enforcement of this Lease.

          K. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, effective during the Term of this Lease, the intention of the parties hereto is that the remaining parts of this Lease shall not be affected thereby unless such invalidity is, in the sole determination of Landlord, essential to the rights of both parties, in which event Landlord has the right to terminate this Lease on written notice to Tenant.

          L. Tenant waives the benefits of all existing and future rental control legislation and statutes and similar governmental rules and regulations, whether in time of war of not, to the extent permitted by law. In the event that any law, decision, rule or regulation of any governmental body having jurisdiction shall have the effect of limiting for any period of time the amount of rental or other charges payable by Tenant to any amount less than that otherwise provided pursuant to this Lease, the following amounts shall nevertheless be payable to Tenant: (i) throughout such period of limitation, Tenant shall remain liable for the maximum amount of rental and other charges which are legally payable (without regard to any limitation to the amount thereof expressed in this Lease except that all amount payable by reason of this paragraph shall not in the aggregate exceed the total of all amounts which would otherwise be payable by Tenant pursuant to the terms of this Lease for the period of limitation), (ii) at the termination of such period of limitation, Tenant shall pay to landlord, on demand but only to the extent legally collectible by Landlord, any amounts which would have been due from Tenant during the period of limitation but which were not paid because of such limiting law, decision, rule or regulation, and (iii) for the remainder of the Term of this Lease following the period of limitation, Tenant shall pay to Landlord all amounts due for such portion of the Term of this Lease in accordance with the terms hereof calculated as though there had been no intervening period of limitation.

          M. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and tenant, Tenant's use or occupancy of the Leased Premises, and any emergency statutory or any other statutory remedy.

          N.   [Intentionally Deleted.]

          O. No receipt of money by Landlord from Tenant after the expiration of the Term of this Lease, or after the service of any notice, or after the commencement of any suit, or after final judgment for possession of the Leased Premises, shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

          P. In the event of variation or discrepancy, Landlord's original copy of the Lease shall control.

          Q. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The headings of the Paragraphs of this Lease have been inserted for convenience only and are not to be considered in any way in the construction or interpretation of this Lease.

          R. Tenant agrees that Tenant shall from time to time upon request by Landlord and/or Landlord's Mortgagee execute and deliver to Landlord a statement in recordable form certifying (i) that the Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as so modified), (ii) the dates to which rental and other charges payable under this Lease have been paid, and (iii) that Landlord is not in default hereunder (or, if Landlord is in default, specifying the nature of such default). Tenant further agrees that Tenant shall from time to time upon request by Landlord execute and deliver to Landlord an instrument in recordable form acknowledging Tenant's receipt of any notice of assignment of this Lease by Landlord.

          S. In no event shall Tenant have the right to create or permit there to be established any lien or encumbrance of any nature against the Leased Premises or the Building for any improvement or improvements by Tenant, and Tenant shall fully pay the cost of any improvement or improvements made or contracted for by Tenant. Any mechanic's lien filed against the Leased Premises or the Building for work claimed to have been done, or materials claimed to have been furnished to Tenant, shall be duly discharged by Tenant within ten (10) days after the filing of the lien.

          T. Whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, and delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

          U. This Lease shall not be recorded by either party without the consent of the other.

          V. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent, or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of the computation of rental, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and tenant.

          W. Whenever it is provided herein that a monetary sum shall be due to Landlord or Tenant together with interest at the highest lawful rate, if at such time there shall be no highest rate prescribed by applicable law, interest shall be due at the rate of two percent (2%) in excess of Prime Rate as defined in Paragraph 1.Q. hereof.

          X. Tenant acknowledges that Landlord's agents and employees have made no representations or promises with respect to the Leased Premises or the Building except as herein expressly set forth, and Tenant further acknowledges that no rights, easement or licenses are acquired by Tenant by implication or otherwise, except as herein expressly set forth.

          Y. Tenant warrants that Tenant is, and shall remain throughout the Term of this Lease, authorized to do business and in good standing in the State in which the Building is located. Tenant agrees, upon request by Landlord, to furnish Landlord satisfactory evidence of Tenant's authority for entering into this Lease.

          Z. If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

          AA. In the event Tenant requests from Landlord the written consent of Landlord to any propose assignment of the Lease or subletting of the Leased Premises, Landlord may require the payment of reasonable attorney's fees incurred by Landlord in processing such request, regardless of whether such consent is granted. Such fee shall be payable by Tenant within thirty (30) days following receipt by Tenant or a request for payment from Landlord and on invoice from Landlord's attorney setting forth in reasonable detail the services rendered.

          BB. Submission of this Lease for examination does not constitute an offer, right of first refusal, reservation of, or option for, the Leased Premises of any other premises in the Building. This Lease shall become effective only upon execution and delivery by both Landlord and Tenant.

          CC. If Tenant is composed of more that one (1) person or entity, each person and/or entity comprising Tenant shall be jointly and severally liable for the performance of the obligations of Tenant under this Lease, including specifically, without limitation, the payment of rental and all other sums payable hereunder.

          DD. Landlord shall have the right at any time to change the name or street address of the Building and to install and maintain a sign or signs on the interior or exterior of the Building.

          EE. Any charges against Tenant by Landlord for services or for work done on the Leased Premises by order of Tenant, or otherwise accruing under this Lease, shall be considered as rental due and shall be included in any lien for rental.

          FF. If at any time during the Term of this Lease a tax or excise on rental, a sales tax or other tax however described (except any inheritance, estate, gift, income or excess profit tax imposed upon Landlord) is levied or assessed against Landlord by any taxing authority having jurisdiction on account of Landlord's interest in this Lease, or the rentals or other charges payable hereunder, as a substitute in whole or in part for, or in addition to, the taxes described elsewhere in this paragraph. Tenant shall pay to Landlord as additional rental upon demand the amount of such tax or excise. In the event that any such tax or excise is levied or assessed directly against Tenant, Tenant shall pay the same at such times and in such manner as such taxing authority shall require.

          GG. Tenant has no right to protest the real estate tax rate assessed against the Project and/or the appraised value of the Project determined by any appraisal review board or other taxing entity with authority to determine tax rates and/or appraised values (each a "Taxing Authority"). Tenant hereby knowingly, voluntarily and intentionally waives and releases any right, whether created by law or otherwise, to (a) file or otherwise protest before any Taxing Authority any such rate or value determination even though Landlord may elect not to file any such protest; (b) receive, or otherwise require Landlord to deliver, a copy of any reappraisal notice received by Landlord from any Taxing Authority; and (c) appeal any order of a Taxing Authority which determines any such protest. The foregoing waiver and release covers and includes any and all rights, remedies and recourse of Tenant, now or at any time hereafter, under
Section 41.413 and Section 42.015 of the Texas Tax Code (as currently enacted or hereafter modified) together with any other or further laws, rules or regulations covering the subject matter thereof. Tenant acknowledges and agrees that the foregoing waiver and release was bargained for by Landlord and Landlord would not have agreed to enter into this Lease in the absence of this waiver and release. If, notwithstanding any such waiver and release, Tenant files or otherwise appeals any such protest, then Tenant will be in default under this Lease and, in addition to Landlord's other rights and remedies, Tenant must pay or otherwise reimburse Landlord for all costs, charges and expenses incurred by, or otherwise asserted against, Landlord as a result of any tax protest or appeal by Tenant, including, appraisal costs, tax consultant charges and attorneys' fees (collectively, the "Tax Protest Costs"). If, as a result of Tenant's tax protest or appeal, the appraised value for the Project is increased above that previously determined by the Taxing Authority (such increase, the "Value Increase") for the year covered by such tax protest or appeal (such year, the "Protest Year"), then Tenant must pay Landlord, in addition to all Tax Protest Costs, an amount (the "Additional Taxes") equal to the sum of the following: (1) the product of the Value Increase multiplied by the tax rate in effect for the Protest Year; plus (ii) the amount of additional taxes payable during the five
(5) year period following the Protest Year, such amount to be calculated based upon the Value Increase multiplied by the tax rate estimated to be in effect for each year during such five (5) year period. Tenant must pay all Additional
Taxes - even those in excess of Tenant's proportionate share and which may relate to years beyond the term of this Lease. The Additional Taxes will be conclusively determined by a tax consultant selected by Landlord, without regard to whether and to what extent Landlord may be able in years following the Protest Year to reduce or otherwise eliminate any Value Increase. All Tax Protest Costs and Additional Taxes must be paid by Tenant within five (5) days following written demand by Landlord.

     40.  ENTIRE AGREEMENT AND BINDING EFFECT.  This Lease and any
          -----------------------------------
contemporaneous workletter, addenda or exhibits signed by the parties constitute the entire agreement between Landlord and Tenant; no prior written or prior contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. The provisions of this Lease shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the parties, but this provision shall in no way alter the restriction herein in connection with assignment, subletting and other transfer by Tenant.

     EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, on the date specified in Paragraph 1.A. hereof.

                                   LANDLORD:
                                   ---------

                                   BEVERLY HILLS CENTER LLC,
                                   a California limited liability company

                                   By: /s/ Ted Akhavizadeh
                                      ---------------------------
                                   Name:   Ted Akhavizadeh
                                        -------------------------
                                   Title:  Vice President
                                         ------------------------

                                   TENANT:
                                   ------

                                   PREMIERE COMMUNICATIONS, INC.,
                                   a Florida corporation


                                   By: /s/ Patrick G. Jones
                                      ---------------------------
                                   Name:   Patrick G. Jones
                                        -------------------------
                                   Title:  Senior Vice President
                                         ------------------------

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------


This FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of (but not necessarily on) the 1st day of August, 1996, by and between BEVERLY HILLS CENTER, LLC, a California limited liability company ("Landlord") and PREMIERE COMMUNICATIONS, INC., a Florida corporation ("Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement (the "Lease"), dated May 12, 1996 covering approximately 6,952 rentable square feet on the eighth (8th) floor in the building commonly known as Allianz Financial Centre (the "Building"), in Dallas, Texas; and

     WHEREAS, Landlord and Tenant desire to modify the terms of the Lease in accordance with the terms and conditions herein provided.

     NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid by each party hereto to the other, the receipt and sufficiency of which is hereby acknowledged. Landlord and Tenant hereby agree as follows:

1.   Conduits.  Effective as of August 1, 1996, the Lease shall be amended to
     --------
reflect that Tenant shall be entitled to the following additional conduit or equivalent cable runs (the "Additional Conduit") in the risen facilities of the
Building:

     . One four-inch conduit or equivalent cable run
     . One two-inch conduits or equivalent cable runs
     . One one and one-fourth inch conduit or equivalent cable run . Three one-inch conduits or equivalent cable runs
     . Four two and one-half inch conduits or equivalent cable runs

2.   Base Rental. Tenant's Base Rental obligations with respect to the
     -----------
Additional Conduit shall commence on August 1, 1996 and shall be $26,050 per year, payable in monthly installments of $2,337,50. Tenant shall pay an additional Right Fee for any and all additional conduit or equivalent cable runs, beyond the additional conduit specifically described herein, installed on behalf of or used by Tenant, regardless of the use to which such conduit or equivalent cable run is put, including, interconnection rights, emergency generator, or supplementary HVAC.

3.   Miscellaneous.
     -------------
     (a) Tenant hereby acknowledges that Landlord is not in default under the Lease and no event or condition exists, which, with the giving of notice or the passing of time or both, would constitute a default or event of default by Landlord under the Lease, and that Tenant has no charge, lien, defense, or claim of offset under the Lease against rent or other charges due or to become due thereunder.

     (b) This Amendment may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same Amendment.

     (c) Any capitalized term or phrase used in this Amendment shall have the same meaning as the meaning ascribed to such term or phrase in the Lease unless expressly otherwise defined in this Amendment.

     (d) Except as amended by this Amendment, the terms of this Lease remain in full force and effect. All obligations of Tenant under the Lease are hereby satisfied and reaffirmed.

     (e) In the event that the terms of the Lease conflict or are inconsistent with those of this Amendment, the terms of this Amendment shall govern.

     (f) This Amendment shall become effective only upon execution and delivery by both Landlord and Tenant.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written above.

                                      LANDLORD:

                                      BEVERLY HILLS CENTER, L.L.C., a California
                                      Limited Liability Company
                                      By: /s/ Ted Akhavizadeh
                                         ----------------------------
                                      Name: Ted Akhavizadeh
                                      Title: Vice President

                                      TENANT:

                                      PREMIERE COMMUNICATIONS, INC.
                                      a Florida Corporation
                                      By: /s/ Patrick G. Jones
                                         ----------------------------
                                      Name:  Patrick G. Jones
                                      Title: Senior Vice President